As filed with the Securities and Exchange Commission on June 21, 2016

Securities Act File No. 333-202079
Investment Company Act File No. 811-23030

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒	Pre-Effective Amendment No. 2

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 2

CROW POINT GLOBAL DIVIDEND PLUS FUND

(Exact name of Registrant as specified in its charter)

25 Recreation Park Drive, Suite 110

Hingham, MA 02043

1-855-282-1100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

CORPORATION SERVICE COMPANY

2711 Centerville Road, Suite 400

Wilmington, Delaware 19808

(Name, address including zip code, and telephone number, including area code, of agent for service)

With Copies to:

PETER DECAPRIO

25 Recreation Park Drive, Suite 110

Hingham, MA 02043

1-855-282-1100

and

GARRETT K. PAOLELLA

145 Mason Street, 2nd Floor

Greenwich, CT 06830

and

BIBB L. STRENCH, ESQ.

1919 M Street, N.W., Suite 700

Washington, D.C. 20036-1600

202.973.2727

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are being offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☒ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED*	PROPOSED MAXIMUM OFFERING PRICE PER UNIT(1)	PROPOSED MAXIMUM OFFERING PRICE(1)	AMOUNT OF REGISTRATION FEE

Common Shares of Beneficial Interest	2,900,000	$10.00	$29,000,000	$2920.30

($.01 par value)

(1)  Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933.

Calculated at the rate of $100.70 per $1 million.

* Note that the amount of shares registered on February 3, 2015 is correctly stated as 100,000 shares, with a proposed maximum offering price per unit of $10.00. 2,000,000 shares with a proposed maximum offering price of per unit of $10.00 were registered on May 6, 2016.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

CROW POINT GLOBAL DIVIDEND PLUS FUND

CROSS REFERENCE SHEET

PARTS A AND B*

ITEM NUMBER	CAPTION	LOCATION IN PROSPECTUS

1.	Outside Front Cover	Outside Front Cover Page

2.	Cover Pages; Other Offering Information	Inside Front and Outside Back Cover Pages

3.	Fee Table and Synopsis	Summary of Fund’s Expenses; Fund Expenses

4.	Financial Highlights	Not Applicable

5.	Plan of Distribution	Plan of Distribution

6.	Selling Shareholders	Not Applicable

7.	Use of Proceeds	Use of Proceeds

8.	General Description of the Registrant	Outside Front Cover Page; Investment Objective; Investment Strategies; Additional Investment Policies; General Risks

9.	Management	Management of the Funds; Administration, Accounting and Investor Services Agreements

10.	Capital Stock, Long-Term Debt, and Other Securities	Purchasing Shares; Repurchasing Shares

11.	Defaults and Arrears on Senior Securities	Not Applicable

12.	Legal Proceedings	Not Applicable

13.	Table of Contents of the Statement of Additional Information	Not Applicable

14.	Cover Page of SAI	Not Applicable

15.	Table of Contents of SAI	Not Applicable

16.	General Information and History	Not Applicable

17.	Investment Objective and Policies	Investment Objective; Investment Strategies; Management of the Funds

18.	Management	Management of the Funds; Codes of Ethics

19.	Control Persons and Principal Holders of Securities	Not Applicable

20.	Investment Advisory and Other Services	Management of the Funds

21.	Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage

22.	Portfolio Managers	Management of the Funds

23.	Tax Status	Certain Tax Considerations

24.	Financial Statements	Financial Statements

*	All information required to be set forth in Part B: Statement of Additional Information has been included in Part A: Prospectus.

PART C

The information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of the Registration Statement.

Prospectus

Crow Point Global Dividend Plus Fund

June 24, 2016

•	An investment in Fund shares is not suitable for you if you might need access to the money you invest in the foreseeable future.
•	You may not have access to the money you invest for an indefinite period of time.
•	If you are unable to sell your Fund shares, you will be unable to reduce your exposure on any market downturn. –
•	The Fund does not intend to list its shares on any securities exchange and the Fund does not expect a secondary market in the shares to develop.
•	The Fund has implemented a share repurchase program pursuant to which the Fund intends to conduct quarterly repurchases of a limited number of outstanding shares. The Fund intends to limit repurchases during each calendar quarter in an amount not to exceed 25% of the Fund ’s net asset value. In addition, any such repurchases may be at a price which is less than what you paid for the shares being repurchased.
•	The Fund ’s distributions to shareholders may be funded in part from the reimbursement of certain expenses, including through the waiver of certain investment advisory fees, that are subject to repayment to our affiliate, Recon Capital Partners, LLC. Waivers and reimbursements by Recon Capital Partners, LLC may not continue in the future and may be terminated at any time. The repayment of any amounts owed to Recon Capital Partners, LLC will reduce the future distributions to which you would otherwise be entitled.

The Fund. Crow Point Global Dividend Plus Fund (the “Fund”) was formed as a Delaware statutory trust on February 23, 2015 and is registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. Recon Capital Partners, LLC, serves as the Fund’s investment adviser (“Recon Capital” or the “Adviser”). Crow Point Partners, LLC serves as the Fund’s sub-adviser (“Crow Point” or the “Sub-Adviser”).

Investment Objectives. The Fund’s primary investment objective is to provide a high level of income. As a secondary objective, the Fund seeks capital preservation. An investment in the Fund is not appropriate for all investors. The Fund cannot assure you that the investment objectives will be achieved.

Investment Policies and Strategy. The Fund seeks to achieve its investment objective by investing, under normal circumstances, a substantial portion of its assets in long and short positions of equity, equity-related securities of U.S. and non-U.S. companies including common and preferred stock. The Fund may also invest in fixed income securities of varying maturities, cash and cash equivalents and write (sell) call options to generate income. Generally, the Fund will allocate its assets by taking: (a) long positions in securities of companies the Sub-Adviser believes have improving fundamentals; (b) short positions in securities of companies the Sub-Adviser believes have deteriorating fundamentals; and (c) long or short positions in securities of companies whose valuations are either significantly higher or lower than a peer group when the underlying fundamentals are otherwise neutral. The Fund also employs a strategy of writing (selling) covered call options on broad-based indices of securities and sectors of securities. The Fund’s options strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund’s Shareholders.

Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any shares of beneficial interest (“Shares”), you should read the discussion of the principal risks of investing in the Fund, which are summarized in “Prospectus Summary—Risk Factors” and in “Types of Investments and Related Risks”.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

	Per Share	Total
Public Offering Price	$10.00	$50,000,000
Proceeds to the Fund (2)	$10.00	$50,000,000

(1)	Generally, the stated minimum initial investment by an investor in the Fund is $25,000, which stated minimum may be reduced for certain investors.

(2)	Assumes all Shares currently registered are sold in the continuous offering. Shares will be offered in a continuous offering at the Fund’s then current net asset value. The Fund’s offering costs are being capitalized and amortized over a 12-month period. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Fund Expenses.”

The Shares have no history of public trading nor is it intended that the Shares will be listed on a public exchange.

The Fund will place a high priority on income and capital preservation. The Fund may use a variety of investment techniques designed to capitalize on declines in the market price of equity securities or declines in market indices but primarily intends to establish short positions in specific stocks or stock indices based on the Sub-Adviser’s investment outlook. Also, in order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in cash or high quality cash equivalents (including money market instruments, commercial paper, certificates of deposit, banker’s acceptances and time deposits). A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objectives during the employment of a temporary defensive position.

In normal market conditions, the Fund may also invest up to 20% of its Gross Invested Assets (as defined below) in fixed income securities, including both corporate and sovereign debt in both U.S. and non-U.S. markets. Investments in corporate debt, if any, may include both investment grade and non-investment grade issues. The Fund will not invest more than 7.5% of its Gross Invested Assets in securities rated, at the time of acquisition, below investment grade. Investments in non-investment grade securities, commonly referred to as ‘‘junk bonds,’’ involve certain risks. Investments in sovereign debt may also include bonds issued by countries considered to be emerging markets. The Fund will not invest more than 25% of its Gross Invested Assets, at the time of acquisition, in debt or equity securities of governments and companies in the emerging markets.

The Fund will invest significantly (at least 40% of total assets under normal market conditions and at least 30% of total assets if market conditions are not deemed favorable) in issuers: (i) organized or located outside of the U.S.; (ii) whose primary trading market is located outside the U.S.; or (iii) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Under normal market conditions, the Fund will invest in issuers representing at least three different countries.

The Fund is offering on a continuous basis up to 5 million shares of beneficial interest (“Shares”). Northern Lights Distributors, LLC acts as the distributor of the Shares (the “Distributor”) on a best efforts basis, subject to various conditions. The Distributor may enter into selected dealer agreements with various brokers and dealers (“Selling Agents”) that have agreed to participate in the distribution of the Fund’s Shares. See “Plan of Distribution.” Under the terms of a distribution agreement (the “Distribution Agreement”) with Distributor, the Distributor will directly distribute Shares to investors and is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders holding Shares. The Fund will pay a monthly fee out of the net assets of Shares at the annual rate of 0.10% of the aggregate net asset value of the Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares) (the “Distribution and Servicing Fee”). The Distributor will pay various Selling Agents substantially all of the Distribution and Servicing Fee which they will use to compensate their brokerage representatives for Shares sales and support. The Distribution and Servicing Fee is charged on an aggregate Fund-wide basis, and Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Shares.

The minimum initial investment is $25,000. Subscriptions will be effective only upon the Fund’s acceptance and the Fund reserves the right to reject any subscription in whole or in part. See “Fund Expenses.”

Advisers. Recon Capital Partners, LLC serves as the Fund’s investment adviser. Crow Point Partners, LLC serves as the Fund’s sub-adviser.

Management and Sub-Advisory Fees. The Fund pays Recon Capital, the Fund’s investment adviser, a monthly fee of 0.10% (1.20% on an annualized basis) of the Fund’s month-end gross asset value (the “Management Fee”). The Management Fee is an expense paid out of the Fund’s gross assets and is computed based on the value of the gross assets of the Fund as of the close of business on the last business day of each month (including any assets in respect of Shares that will be repurchased as of the end of the month). Recon

Capital pays a portion of the Management Fee that it collects from the Fund to Crow Point for the subadvisory services it performs the Fund. Under a separate administration agreement, the Fund also pays the Adviser a fee of 0.10% of the Fund’s Average Daily Net Assets for providing certain administrative services. See “Management of the Fund.”

Minimum Initial and Additional Investments. The minimum initial investment in the Fund by any investor is $25,000 and the minimum additional investment in the Fund by any investor is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser, Sub-Adviser or their affiliates). Investors may only purchase their shares through the Distributor or through a Selling Agent.

Short Sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Successfully shorting stocks involves borrowing stocks that the Sub-Adviser believes will decline in value and repaying the lender with less valuable shares if they do lose value. The Fund’s Adviser has extensive experience shorting stocks, specifically at the local country level. The Adviser believes short positions can be constructed to offset risk exposures of long positions, particularly exposure to market direction, so the Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities. In addition, the Adviser also believes that there are abundant inefficiencies in global markets accessible through shorting and intends to use short sales for non-hedging purposes to pursue its investment objectives.

The Fund will have substantial short positions. But, subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 120% of the market value of all long assets.

Short selling involves numerous risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. As mentioned above, the Fund will have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Additionally, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for prolonged periods. The SEC recently proposed certain restrictions on short sales. If the SEC’s proposals are adopted, they could restrict the Fund’s ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies. While short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities, it also enables the Fund to obtain a low cost means of financing long investments that the Adviser believes are attractive. Short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment.

Leverage. The Fund will not use external leverage to seek to achieve its investment objectives, external leverage being defined as borrowing funds from banks or other financial institutions, reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, or leverage in the form of a revolving credit facility. However, the Fund, under normal market conditions, intends to use proceeds received from short sales to buy additional assets, thereby creating internal leverage in the Fund. (The Fund may also enter into shorting programs without incurring leverage.) By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed. With respect to its short positions in securities, the Fund may maintain an amount of cash or liquid securities in a segregated account equal to the face value of those positions.

Gross Invested Assets. As used in this prospectus and for purposes of the Fund’s investment policies, the term ‘‘Gross Invested Assets’’ means the gross U.S. dollar value of long investments plus the gross U.S. dollar value of short investments. Under normal market conditions, the Fund will invest at least 80% of its Gross Invested Assets in long and short positions of equity and equity-related securities of U.S. and non-U.S. companies including common and preferred stock.

Quantitative Security Selection Risk. To the extent the Fund uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weights placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Segregation Risk. As a result of its short sales, the Fund may be required to segregate assets or enter into offsetting positions in connection with certain investments. Such segregation may not limit the Fund’s exposure to loss, and the Fund may not be able to sell the segregated assets when desired.

Risk Factors and Restrictions on Transfer . Investing in Shares involves a high degree of risk. See “Risk Factors and Special Consideration”. Shares will not be listed on any national securities exchange. Shares are subject to restrictions on transferability and liquidity will be provided by the Fund only through monthly repurchase offers, which may be made from time to time by the Fund as determined by the Fund’s Board of Trustees in its sole discretion. See “Repurchases and Transfers of Shares.”

This Prospectus concisely provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including a statement of additional information (“SAI”) dated June 1, 2016, has been filed with the Securities and Exchange Commission (“SEC”). The SAI is available upon request and without charge by writing to the Fund at 25 Recreation Park Drive, Suite 110, Hingham, MA 02043. The SAI, and other information about the Fund, is also available on the SEC’s website (http://www.sec.gov). The address of the SEC’s Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of Shares in any state or other jurisdiction where the offer is not permitted.

TABLE OF CONTENTS

SUMMARY OF TERMS

The following provides a summary of certain information contained in this prospectus relating to Crow Point Global Dividend Plus Fund and its Shares and does not contain all of the information that you should consider before investing in the Fund or purchasing its Shares. The information is qualified in all respects by the more detailed information included elsewhere in this prospectus. You may also wish to request and read a copy of the Fund’s Statement of Additional Information, dated June 1, 2016 (the “SAI”), which contains additional information about the Fund.

The Fund	Crow Point Global Dividend Plus Fund (the “Fund”) is a statutory trust formed under the laws of the State of Delaware and registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act” or the “1940 Act”) as a closed-end, non-diversified investment company. Recon Capital Partners, LLC serves as the Fund’s investment adviser (the “Adviser”). Crow Point Partners, LLC serves as the Fund’s sub-adviser (the “Sub-Adviser”).
The Offering	The Fund is offering its Shares on a continuous basis. Shares will be offered at an initial price of $10 per Share. Shares may be purchased on each business day of each month based upon the Fund’s then current net asset value (“NAV”). While the Fund intends to have daily closings, the Board of Trustees of the Trust (the “Trust”) reserves the right in its sole discretion to suspend daily closings from time to time when it believes it is in the best interests of the Fund. Each prospective investor will be required to complete an investor application (the “Investor Application”).
Investment Objectives	The Fund’s investment objective is to provide a high level of income. As a secondary objective, the Fund seeks capital preservation. The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without a vote of shareholders. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules. An investment in the Fund is not appropriate for all investors. The Fund cannot assure you that its investment objectives will be achieved.

Investment Process/Philosophy

The Sub-Adviser will use its proprietary quantitative research tools to identify companies that meet its investment criteria. The Sub-Adviser’s methodology utilizes fundamental publicly-available data, which generally includes market price, earnings estimates and information from balance sheets, income statements and cash flow statements and is gathered daily for a universe of companies across the globe in the industries and geographic regions included in the Index. These factors are then weighted and aggregated together daily to create an overall attractiveness score for each individual stock. The Fund takes long positions in companies that the Sub-Adviser believes are the most relatively attractive versus their industry peers and short positions in companies that the Sub-Adviser believes are the most relatively unattractive versus their peers. The Fund uses a proprietary framework for forecasting the risk-adjusted attractiveness of stocks relative to one another. The Sub-Adviser will evaluate the Fund’s exposures within each region, country, sector, and market capitalization, and will seek to maintain balanced exposures in the Fund. There are three broad categories of factors in the Sub-Adviser’s stock selection model: Valuation, Sentiment and Quality. Each factor consists of multiple sub-factors. The Fund’s investment style will be governed by the attractiveness score of a security. The lower the price of a security compared to its assessed intrinsic value, the more attractive is its fundamental value. The Fund will not use fixed holding periods but will hold a position for as long as it continues to meet the Sub-Adviser’s investment criteria, without regard to how long that position has been in the portfolio. The Fund generally intends to purchase securities for long-term investment. However, the Fund may at times purchase securities in anticipation of relatively short-term gains. The Fund may trim its position in a security or eliminate a security from its portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Sub-Adviser, the Sub-Adviser ‘s loss of confidence in a company’s management, the Sub-Adviser ‘s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development.

The Fund also employs a strategy of writing (selling) covered call options on broad-based indices of securities and sectors of securities. The Fund’s options strategy employed by the Adviser is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund’s Shareholders.

Investment Policies

The Fund seeks to achieve its investment objectives by investing, under normal circumstances, a substantial portion of its assets in long and short positions in common and preferred stocks of companies similar to the companies in the MSCI All Country World Index (the “Index”). As of December 31, 2015, the market capitalization range of companies in the Index was $660 million to $643 billion. The Adviser intends to invest across various market capitalization sizes and investment styles (small-, large-, and mid-cap companies and value and growth). However, generally speaking, the Adviser will invest in higher-yielding stocks than the Index average. As of April 29, 2016, the MSCI ACWI Index dividend yield was approximately 2.74%. In normal market conditions, the Fund may also invest up to 20% of its Gross Invested Assets in fixed income securities, including both corporate and sovereign debt in both U.S. and non-U.S. markets. Investments in corporate debt, if any, may include both investment grade and non-investment grade issues. The Fund will not invest more than 7.5% of its Gross Invested Assets in securities rated, at the time of acquisition, below investment grade. Investments in non-investment grade securities, commonly referred to as ‘‘junk bonds,’’ involve certain risks. Investments in sovereign debt may also include bonds issued by countries considered to be emerging markets. The Fund also currently intends to employ a strategy of writing (selling) covered call options on broad-based indices of securities and sectors of securities to seek to generate current income.

The Fund will invest significantly (at least 40% of total assets under normal market conditions and at least 30% of total assets if market conditions are not deemed favorable) in issuers: (i) organized or located outside of the U.S.; (ii) whose primary trading market is located outside the U.S.; or (iii) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Under normal market conditions, the Fund will invest in issuers representing at least three different countries.

The Fund will not invest more than 25% of its Gross Invested Assets, at the time of acquisition, in debt or equity securities of governments and companies in the emerging markets. For purposes of the Fund’s investment policies, “Gross Invested Assets” means the gross U.S. dollar value of long investments plus the gross U.S. dollar value of short investments.

The Fund will seek to derive the majority of its monthly distributions to shareholders from income and distributions generated by securities positions held in the portfolio.

The Fund’s investment policies, including its policy of normally investing long and short a substantial portion of its assets in equity and equity-related securities in the Index and its policies with respect to the use of leverage are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules.

The Fund is not intended for those who wish to exploit short- term swings in the stock market. There can be no assurance that the strategy employed by the Fund will be successful or result in the investment objectives of the Fund being achieved. Please refer to the “Investment Process/Philosophy” section of this prospectus for more information about the Fund’s investment strategy. For more information on the Fund’s investments, see “Risk Factors and Special Considerations.”

Distributions and Dividends

The Fund intends to make regular monthly distributions of all or a portion of investment company taxable income (which includes ordinary income and short term capital gains) to common shareholders. The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses). The Fund expects to declare the initial monthly dividend on the Fund’s common shares within approximately 45 to 60 days after the completion of this offering and pay its initial distribution within approximately 60 to 90 days after the completion of this offering. If an investor buys common shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend. Such dividends, although in effect a return of capital, will be treated as ordinary income or capital gain dividends to the extent described above. A return of capital is in effect a return of a portion of an investor’s original investment in the Fund. Accordingly, the timing of the purchase of the common shares may result in a return of a portion of the investment as taxable income. Therefore, prior to purchasing common shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced. Various factors will affect the level of the Fund’s investment company taxable income. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because the Fund’s income will fluctuate and the Fund’s distribution policy may be changed by the Board of Trustees at any time, there can be no assurance that the Fund will pay distributions or dividends at a particular rate. See “Distributions and Dividends.”

While the receipt of dividends shortly after a purchase of common shares by an investor may seem like a windfall to an investor, such dividends generally will have the effect of reducing the per common share net asset value of the investor’s common shares by the per common share amount of the dividends, subject to other market fluctuations. Such dividends are generally subject to U.S. federal income tax at ordinary income or capital gain rates. Accordingly, the timing of the purchase of the common shares may result in a return of a portion of the investment as taxable income. Therefore, prior to purchasing common shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced. Unless you elect to receive distributions in cash (i.e. opt out), all of your distributions will be automatically reinvested in additional common shares under the Fund’s Dividend Reinvestment Plan. See “Distributions and Dividends” and “Dividend Reinvestment Plan.”
Fees and Expenses	The Fund will bear all expenses incurred in the business of the Fund. The Fund is expected to incur organizational and offering expenses in connection with this offering. It is expected that, for purposes of calculating NAV, the Fund’s offering costs will be capitalized and amortized over the first 12 months of the Fund’s operations. The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “Summary of Fund Expenses” and “Fund Expenses.”
Expense Limitation Agreement	The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until February 28, 2018 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 2.95% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees on 60 days’ written notice to the Fund’s adviser.
Distribution of Shares

Under the terms of a distribution agreement (the “Distribution Agreement”) with Northern Lights Distributors, LLC (the “Distributor”), the Distributor will directly distribute Shares to investors, and is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders holding Shares. The Fund will pay a monthly fee out of the net assets of Shares at the annual rate of 0.10% of the aggregate net asset value of the Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares) (the “Distribution and Servicing Fee”). The Distributor will pay various Selling Agents substantially all of the Distribution and Servicing Fee which they will use to compensate their brokerage representatives for Shares sales and support. The Distribution and Servicing Fee is charged on an aggregate Fund-wide basis, and Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Shares. Each compensated broker, dealer or other financial advisor is paid by the Distributor based on the aggregate net asset value of outstanding Shares held by Shareholders that receive services from such broker, dealer or other financial advisor.

The Distributor may directly distribute Shares to investors, and for such directly distributed shares, will retain a portion of the Distribution and Servicing Fee to compensate its brokerage representatives for their Shares sales and support.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain Selling Agents and other intermediaries, including the

Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services.
Board of Trustees	The Fund’s board of trustees (each, a “Trustee” and, collectively, the “Board of Trustees” or the “Board”) has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. Any vacancy on the Board of Trustees may be filled by a majority of the remaining Trustees, except to the extent the Investment Company Act of 1940 requires the election of Trustees by shareholders. A majority of the Trustees are not “interested persons” (as defined by the Investment Company Act of 1940 Act) of the Fund, the Adviser or the Sub-Adviser.
Adviser and Advisory and Administrative Fees

Recon Capital Partners, LLC, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. The Adviser provides investment advisory services to the Fund under the oversight of the Board of Trustees and the Adviser and pursuant to an investment advisory agreement (the “Advisory Agreement”). The Advisory Agreement is effective for an initial two-year term and may be continued in effect if the continuance is approved annually by the Board of Trustees. The Board of Trustees or the Fund’s shareholders may terminate the Advisory Agreement on 60 days’ prior notice to the Adviser.

In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser at the end of each calendar month an advisory fee at the annual rate of 1.20% of the Fund’s average daily Gross Invested Assets (the “Advisory Fee”). The Advisory Fee is an expense paid out of the Fund’s assets.

Under a separate administration agreement, the Fund also pays the Adviser a fee of 0.10% of the Fund’s Average Daily Net Assets for providing certain administrative services.

Recon Capital currently provides investment advisory services to exchange-traded funds and separately managed accounts. Recon Capital has a total of approximately $135 million in assets under management as of May 31, 2016.

Sub-Adviser and Sub-Advisory Fee

Crow Point Partners, LLC, a limited liability company organized under the laws of the State of Delaware, serves as the sub-adviser to the Fund and is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940. The Sub-Adviser provides investment advisory services to the Fund under the oversight of the Board of Trustees and the Adviser and pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). The Sub-Advisory Agreement is effective for an initial two-year term and may be continued in effect if the continuance is approved annually by the Board of Trustees. The Board of Trustees or the Fund’s shareholders may terminate the Sub-Advisory Agreement on 60 days’ prior notice to the Sub-Adviser.

In consideration of the sub-advisory services provided by the Sub-Adviser to the Fund, the Adviser shall pay to the Sub-Adviser at the end of each calendar month a sub-advisory fee equal to 50% of the Advisory Fee that the Adviser receives from the Fund (the “Sub-Advisory Fee”).

Crow Point currently provides investment advice to separately managed accounts at various wire houses, and institutions directly. Crow Point also serves as the sub-adviser of several registered investment funds and pooled trusts. Crow Point has a total of approximately $1.1 billion in assets under management as of March 31, 2016. Crow Point has provided investment advice with respect to income producing equity portfolios since 1994, mainly specializing in higher-yielding stocks.
Administrator, Accounting Agent and Transfer Agent	Gemini Fund Services, LLC (the “Administrator”) will serve as the Fund’s administrator, accounting agent and transfer agent. See “Management of the Fund.”
Use of Derivatives Strategy by the Fund

The Fund currently intends to employ a strategy of writing (selling) covered call options on broad-based indices of securities and sectors of securities. As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund’s options strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund’s Shareholders. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation may become more limited, and the Fund will lose money to the extent that it writes covered call options and the value of the indices on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Sub-Adviser may choose to decrease its use of the options writing strategy to the extent that it may negatively impact the Fund’s ability to benefit from capital appreciation.

The Fund will “cover” its obligations when it sells call options or will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (the “SEC”). A call option on an index is “covered” if the Fund owns a portfolio of stocks replicating the movement of the index. A call option on a security or index is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid securities.

The call options written by the Fund will typically be at or out-of-the money (that is, the exercise price will be greater than the current market price when written). Recon Capital typically targets one-month options, although options of any exercise price or maturity may be utilized.

The Fund may invest a substantial portion of its Managed Assets in Derivative Transactions (as defined herein) in seeking to achieve its investment objective or for other reasons, such as cash management, leverage, hedging and risk management purposes or to enhance total return, which may be particularly speculative. Although the Adviser and Sub-Advisor (the “Advisers”) may use Derivative Transactions to further the Fund’s investment objective, no assurance can be given that the Advisers will be successful. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter (“OTC”) put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may enter into other derivative transactions that combine features of these instruments. Collectively, the above are referred to as “Derivative Transactions.”

Leverage	The Fund will not use external leverage to seek to achieve its investment objectives, external leverage being defined as borrowing funds from banks or other financial institutions, reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, or leverage in the form of a revolving credit facility. However, the Fund, under normal market conditions, intends to use proceeds received from short sales to buy additional assets, thereby leveraging the Fund up to 100% of the Fund’s net assets attributable to common shares. (The Fund may also enter into shorting programs without incurring leverage.) By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent. See “Use of Leverage.” There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.
Short Sales

The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities. (In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objectives.) A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund will have substantial short positions. Subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 120% of the market value of all of its long securities. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.

The Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. The Fund must borrow those securities it sells short to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Additionally, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for prolonged periods. The SEC recently proposed certain restrictions on short sales. If the SEC’s proposals are adopted, they could restrict the Fund’s ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies.

Lending Portfolio Securities	To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a placing broker, a part of the interest earned from the investment of collateral received for securities loaned.
Purchase of Shares

Shares will be offered at their net asset value and may be purchased on the first Business Day of each calendar month, except that the Fund may offer Shares more frequently as determined by the Board. An investor’s subscription for Shares is irrevocable by the investor and will generally require the investor to maintain its investment in the Fund until such time as the Fund offers to repurchase the Shares in a tender offer.  The Board may, in its discretion, cause the Fund to repurchase all of the Shares held by a Shareholder if the total value of the Shareholder’s Shares, as a result of repurchase or transfer by the Shareholder, is less than $50,000 (or any lower amount equal to the Shareholder’s initial subscription amount). In order to subscribe for Shares, an investor must complete and deliver to the Distributor or the Gemini Fund Services, LLC (the “Administrator”), the Fund’s administrator, a completed Investor Application and subscription agreement.  A Shareholder generally may subscribe for additional Shares by completing an additional subscription agreement.  Subscriptions are subject to the receipt of cleared funds from such account prior to the applicable subscription date and in the full amount of the subscription.  Cleared funds must be available in such account no later than three Business Days prior to the particular subscription date or such other date as the Distributor may determine in its sole discretion and communicate to investors (the “Subscription Period”).  Although the Distributor may accept, in the Fund’s sole discretion, a subscription prior to receipt of cleared funds, an investor may not become a Shareholder until cleared funds have been received.  The Fund reserves the right to reject any subscription for Shares, and the Fund may, in its sole discretion, suspend subscriptions for Shares at any time and from time to time.  Subscriptions received from prospective investors in advance of dates when Shares may be subscribed for and monies may be transmitted to the Funds will be held by the Escrow Agent.  Any interest earned on monies held by the Escrow Agent in such instances will be credited to the Funds and not the investor.  During the Subscription Period for the initial closing, the Funds’ may use cleared funds for investments in Portfolio Funds.  During this period, all Shares will be issued at the same price. See “Purchasing Shares.”

The minimum initial investment in the Fund by an investor is $25,000, and any subsequent additional investment must be a minimum of $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to employees of the Advisers or their affiliates.

The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor. See “Other Risks — Possible Exclusion of a Shareholder Based on Certain Detrimental Effects.”

Investors	The Distributor and/or any Selling Agent may impose additional eligibility requirements for investors who purchase shares through the Distributor or such Selling Agent. The minimum initial investment in the Fund by any investor is $25,000 and the minimum additional investment in the Fund by any investor is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain individual investors or classes of investors (specifically, with respect to employees, officers or Trustees of the Fund, the Adviser or their affiliates). Investors may only purchase their shares through the Distributor or through a Selling Agent.
Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions	The Fund has been organized as a closed-end management investment company. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. To meet daily redemption requests, mutual funds are subject to more stringent regulatory limitations than closed-end funds. A Shareholder will not be able to redeem his, her or its Shares on a daily basis because the Fund is a closed-end fund. In addition, the Fund’s Shares are subject to restrictions on transferability and liquidity will be provided by the Fund only through quarterly repurchase offers or transfer of shares described below. An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Shares and should be viewed as a long-term investment. See “Other Risks — Closed-End Fund; Liquidity Risks.”
Repurchase of Shares by the Fund

The Fund may from time to time offer to repurchase Shares from its Shareholders in accordance with written tenders by Shareholders at those times, in those amounts, and on such terms and conditions as the Board may determine in its sole discretion.  The Advisers expect that they will recommend to the Fund’s Board that the Fund offer to repurchase Shares from Shareholders quarterly, approximately 20 days prior to the end of each calendar quarter. Each such repurchase offer will generally commence approximately 21 to 42 days prior to the repurchase date, giving Shareholders at least 21 days to determine whether they desire to tender their Shares. The Fund expects to pay repurchase proceeds to tendering Shareholders within 7 days after the effective repurchase date.

For example, the Fund on September 6th sends all Shareholders a notice that they may tender their shares. A Shareholder will have until October 17th to notify the Fund in writing that the Shareholder accepts the offer and the amount of Shares that the Shareholder desires the Fund to repurchase. Assuming the acceptance is in good order, the tendering Shareholder’s Shares will be repurchased by the Fund at the Shares’ net asset value per share on October 17th. By October 24th, The Shareholder will be paid in cash the net asset value of his or her Shares repurchased.

The Fund will require that each tendering Shareholder tender a minimum of $10,000 worth of Shares, in an amount not to exceed 25% of the Fund’s NAV. There is no minimum amount of Shares that must be repurchased in any repurchase offer. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Advisers as to the timing of such an offer, as well as a variety of operational, business and economic factors.

If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund will repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law. The Fund also has the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than $10,000. In addition, the Fund has the right to repurchase Shares of Shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Agreement and Declaration of Trust.

A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of an Shareholder’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. The early repurchase fee will be retained by the Fund for the benefit of the remaining Shareholders.

Because the Fund makes repurchase offers of a limited number of its outstanding shares to its shareholders each quarter, it is sometimes called an “Interval Fund.” Please note that the Fund does not make such repurchase offers in reliance upon Rule 23c-3 under the 1940 Act.

Investor Suitability

An investment in the Fund involves a considerable amount of risk. A Shareholder may lose money. Before making an investment decision, a prospective investor should (i) consider the suitability of this investment with respect to the investor’s investment objectives and personal situation and (ii) consider factors such as the investor’s personal net worth, income, age, risk tolerance and liquidity needs. The Fund is an illiquid investment. Shareholders have no right to require the Fund to redeem their Shares in the Fund and, as discussed below, the Fund will not begin to conduct tender offers until six months after commencement of operations. See “Other Risks — Closed-End Fund; Liquidity Risks.”

In addition, Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Repurchases and Transfers of Shares — Repurchases of Shares.”

Conflicts of Interest	The investment activities of the Adviser or Sub-Adviser for its own account and other accounts it manages may give rise to conflicts of interest that may disadvantage the Fund. For example, the Adviser or Sub-Adviser may engage in the ordinary course of business in activities in which its interests or the interests of its other clients may conflict with those of the Fund and the Fund’s shareholders. See “Conflicts of Interest.”
Tax Aspects	The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund so qualifies, the Fund (but not its common shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to common shareholders. The Fund intends to distribute substantially all of such income and gains annually. To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy certain source-of-income, asset diversification and distribution requirements. If in any year the Fund fails to qualify as a RIC, it would be taxed as an ordinary corporation and could be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions in order to requalify as a RIC that is accorded special tax treatment. See “Taxation”; see also “Tax Aspects” in the SAI.
Summary of Principal Risk Factors and Special Considerations	Investing in the Fund involves certain risks. The following is a general summary of such risks. The values of the instruments held by the Fund as part of its investment strategy will fluctuate based on many factors, such as market conditions, interest rate movements, investors’ perceptions of the financial conditions of the companies, and other political and economic events. As these instruments fluctuate in value, they may cause the net asset value of the Fund’s common shares to also vary.
No Operating or Trading History. The Fund is a newly organized, non-diversified, closed-end investment management company and it has no operating history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of an investment in the Fund could decline substantially. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.
Market Risk. Investing in the Fund involves market risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.
Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.
Foreign Securities Risk. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”). Investments in Foreign Securities involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than is applicable to U.S. exchanges, brokers and listed companies. In addition, dividend and interest income from Foreign Securities may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. See “Risk Factors and Special Considerations—Foreign Securities Risk.”
Emerging Markets Risk. The Fund may invest in securities of issuers whose primary operations or principal trading market is in an “emerging market.” “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investing in securities of companies in emerging markets entail all the risks of investing in Foreign Securities and may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including natural resources and gold exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; less developed financial reporting and disclosure requirements; and less reliable securities custodial services and settlement practices. See “Risk Factors and Special Considerations—Emerging Markets Risk.”
Foreign Currency Transactions Risk. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, governmental intervention, the imposition of currency controls, policies of supranational entities such as the International Monetary Fund, or other international or political developments. As a result, the Fund’s investments in, or denominated in, foreign currency may adversely affect the Fund’s performance. To the extent that the Fund engages in foreign currency transactions that are economically tied to emerging market countries, these currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in currencies of developed countries.
Management Risk. The Fund is actively managed, and its performance will reflect the Adviser’s ability to make investment decisions that are suited to achieving the Fund’s investment objectives. The Fund’s actively-managed strategy may also result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.
Quantitative Security Selection Risk. To the extent the Fund uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.
Shorting Risk. The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities. The Fund will have substantial short positions. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Sub-Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is also possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.
Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Additionally, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for prolonged periods.
The Fund must borrow those securities it sells short to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.
The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.
The SEC recently proposed certain restrictions on short sales. If the SEC’s proposals are adopted, they could restrict the Fund’s ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies. Short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment
Interest Rate Risk. Rising interest rates may adversely affect the price of the securities held by the Fund. During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers, including MLPs, to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of such issuers. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.
Dividend-Paying Stock Risk. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.
Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. See “Risk Factors and Special Considerations—Preferred Securities Risk.”

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Small Capitalization Risk. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. See “Risk Factors and Special Considerations—Small Capitalization Risk.”
Leverage Risk. The Fund will not use external leverage to seek to achieve its investment objectives, external leverage being defined as borrowing funds from banks or other financial institutions, reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, or leverage in the form of a revolving credit facility. However, the Fund, under normal market conditions, intends to use proceeds received from short sales to buy additional assets, thereby leveraging the Fund. (The Fund may also enter into shorting programs without incurring leverage.) By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent
Commodity Price Risk. Many of the issuers of securities in which the Fund invests may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (OPEC); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.
Energy Sector Risk. The Fund’s investment in the energy sector is subject to energy sector risks. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance. To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Utilities Risk. The Fund’s investment in the securities of utility issuers may render the Fund susceptible to adverse economic, political or regulatory occurrences affecting such issuers. The utility industry generally includes companies involved in providing products, services or equipment for the generation or distribution of electricity, gas or water; telecommunications services; or infrastructure projects, such as airports. Various sectors of this industry and particular companies within the sector may not perform as well as the industry as a whole. See “Risk Factors and Special Considerations—Utilities Risk”.
Telecommunications Risk. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of services to residential, corporate and governmental customers. Additionally, telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things.
Industrial Products, Services and Equipment Company Risk. Industrial products, services and equipment companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
Financial Services Companies Risk. The Fund’s investments in financial services companies are subject to various risks. These risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations, and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial services companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man- made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.
Real Estate Securities and Related Derivatives Risk. The Fund may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. See “Risk Factors and Special Considerations—Real Estate Securities and Related Derivatives Risk.”
American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) Risks. The Fund also may purchase sponsored or unsponsored ADRs or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. The risks of investing in ADRs generally correspond to the risks of investing in the non-U.S. securities underlying the ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. The Fund may also purchase similar instruments, such as Global Depositary Receipts and European Depositary Receipts, which have similar attributes and risks.
Liquidity Risk. Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, potentially those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements.
Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in common shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.
Distribution Risk. The Fund expects that much of the cash flow it receives will be derived from its investments in equity securities, including those of MLPs that pay dividends or other distributions. Such dividends or other distributions are not guaranteed and an issuer may forego paying dividends or other distributions at any time and for any reason. The amount and tax characterization of cash available for distribution by such issuers will vary, depending upon, among other things, the amount of cash generated by such entity’s operations. Cash flow available for distribution will vary from quarter to quarter.

New Issues Risk. New Issues are initial public offerings of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable Initial Public Offerings (“IPOs”) and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the initial public offering. When an initial public offering is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.
Regulatory Risk. Issuers in which the Fund invests, including some MLPs or entities operating in the energy sector, are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs. There is also an inherent risk that issuers in which the Fund invests, including MLPs, may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase compliance costs and remediation costs. Such issuers may not be able to recover these costs from insurance. See “Risk Factors and Special Considerations—Regulatory Risks Associated with MLPs.”
Risks Associated with Options Strategy. The ability of the Fund to achieve its investment objective is partially dependent on the successful implementation of its options strategy. There are several risks associated with transactions in options on securities used in connection with the Fund’s options strategy. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. The Fund may sell written call options over an exchange or in the OTC market. The options in the OTC markets may not be as liquid as exchange-listed options. The Fund may be limited in the number of counterparties willing to take positions opposite the Fund or may find the terms of such counterparties to be less favorable than the terms available for listed options. The Fund cannot guarantee that its options strategies will be effective.
In addition to writing call options as described above, the Fund may purchase put options. By buying a put option, the Fund will pay a premium to acquire a right to sell the securities or instruments underlying the put at the exercise price of the option. The Fund will lose money if the securities or instruments underlying the option do not decline in value below the exercise price of the option by an amount sufficient to offset the premium paid to acquire the option. To the extent the Fund purchases put options in the OTC market, the Fund will be subject to the credit risk of the seller of the option. The Fund also may write put options on the types of securities or instruments that may be held by the Fund, provided that such put options are secured by segregated, liquid instruments. The Fund will receive a premium for writing a put option, which increases the Fund’s return. In exchange for the premium received, the Fund has the obligation to buy the securities or instruments underlying the option at an agreed upon price if the securities or instruments decrease below the exercise price of the option. The Fund will lose money if the securities or instruments decrease in value so that the amount the Fund is obligated to pay the counterparty to the option to purchase the securities underlying the option upon exercise of the option exceeds the value of those securities by an amount that is greater than the premium received by the Fund for writing the option.

The Fund may purchase call options on any of the types of securities or instruments in which it may invest. In exchange for paying the option premium, a purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying security or instrument at the exercise price. The Fund will lose money if the securities or instruments underlying the option do not appreciate in value in an amount sufficient to offset the premium paid by the Fund to acquire the option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of net asset value erosion increases. If the Fund experiences net asset value erosion, which itself may have an indirect negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write covered calls, which may eventually lead to reduced distributions to shareholders. To the extent the Fund writes call options that are not fully covered by securities in its portfolio (such as calls on an index or sector), it will lose money if the portion of the security or securities underlying the option that is not covered by securities in the Fund’s portfolio appreciate in value above the exercise price of the option by an amount that exceeds the premium received on the option. The amount of this loss theoretically could be unlimited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Therefore, when the Fund writes call options that are not fully covered by securities held in its portfolio, the Fund will earmark or segregate cash or liquid securities in an amount at least equal to the current value of the Fund’s net payment obligation under the terms of such call option (i.e., the exercise settlement amount determined daily on a marked to market basis) in accordance with applicable interpretations of the SEC. Earmarking or segregating cash or liquid securities in an amount at least equal to the current value of the Fund’s net payment obligation under the terms of a call option does not reduce the Fund’s risk of loss; it only ensures that the Fund has sufficient assets available to discharge its obligations.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security and the time remaining until the expiration date.

Derivative Transactions Risks.  Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may engage in various portfolio strategies involving derivatives, and, accordingly, may take positions in exchange-listed and OTC put and call options on securities, financial futures, equity, fixed income and interest rate indices, purchase and/or sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors and collars, and take positions in other derivative instruments, in seeking to achieve its investment objective and for other reasons, such as for cash management, financing activities, hedging and risk management purposes. The Fund also may enter into other derivative transactions that combine features of these instruments. Collectively, the above are referred to as “Derivative Transactions.” The Fund’s use of Derivative Transactions involves investment risks and transaction costs to which the Fund would not be subject to absent the use of such Derivative Transactions and, accordingly, may result in losses greater than if they had not been used. The use of Derivative Transactions may have risks including, among others, liquidity risk, interest rate risk, credit risk and management risk. Derivative Transactions may also have the following risks:

General Risks Associated with Derivative Transactions. The use of Derivative Transactions may be speculative and involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction, illiquidity of Derivative Transactions, the volatility of interest rates and the price of the reference instrument, and, if used for hedging purposes, the mismatch in duration between the derivative and the related liability or asset. Derivative Transactions may be used as a form of leverage to seek to enhance returns and, accordingly, the use of Derivative Transactions may involve substantial leverage. Although the Fund does not intend to use Derivative Transactions for speculative purposes, if the Fund does, it will be fully exposed to the risks of loss of such derivative instruments, which may sometimes be greater than the derivative’s cost. Suitable Derivative Transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities. The ability to successfully use Derivative Transactions depends on Sub-Adviser’s ability to correctly forecast market conditions, liquidity, market values and other applicable factors, which cannot be assured. Thus, the use of Derivative Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

The Fund may also have to defer closing out certain derivative positions to avoid adverse tax consequences. In addition, there may be situations in which the Fund elects not to use Derivative Transactions that result in losses greater than if they had been used. Segregation and coverage requirements imposed under the 1940 Act could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Changes to the derivatives markets as a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulations may also have an adverse effect on the Fund’s ability to make use of Derivative Transactions. Please see “Risk Factors—Legislation and Regulatory Risks.”

In addition, the Fund may decide to utilize derivative instruments that are not currently available but which may be developed in the future, to the extent such opportunities are both consistent with the Fund’s investment objective and legally permissible; any such use may expose the Fund to unique and presently indeterminate risks, the type and scope of which may not be capable of assessment until such instruments are developed and/or the Fund decides to utilize such derivatives instruments.

Exchange-Listed Options Risks. There can be no assurance that a liquid market will exist when the Fund seeks to close out an exchange-listed option position. Reasons for the absence of a liquid secondary market on an exchange include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). See “Risk Factors and Special Considerations—Exchange-Listed Options Risks.”
Index Option Risk. The Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. See “Risk Factors and Special Considerations—Index Options Risk.”
Tax Risks Related to Writing Options. Income on options on individual stocks will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.
Options on indices of securities and sectors of securities will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark- to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements.

Counterparty Credit Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty (as defined below) becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To mitigate its counterparty credit risk, the Fund generally intends to enter into derivative transactions (if any) with a variety of parties.

Hedging Risk. There can be no assurance that any hedging activities of the Fund, including through derivative transactions, will be successful. For example, counterparties or instruments may be unavailable, which could leave the Fund with unintended exposure to risk or require the Fund to acquire or dispose of portfolio assets at an inopportune time, which could result in loss to the Fund. The Fund may also be subject to correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

Dodd-Frank Act.  Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.

The implementation of the Dodd-Frank Act could also adversely affect the Adviser, Sub-Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Adviser’s, Sub-Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Adviser, Sub-Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Adviser, sub-Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Below Investment Grade Risk. The Fund may invest in securities that are of below investment grade quality. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by any nationally recognized statistical rating organization (often referred to as an NRSRO), the market price and liquidity of such security may be adversely affected. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities. The Fund may also invest in fixed-income and convertible securities rated in the lower rating categories of NRSROs, or non-rated securities deemed by the Sub-Adviser to be of comparable quality. These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. See “Risk Factors and Special Considerations—Lower Grade Securities.”
Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.
Credit Risk. Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “Risk Factors and Special Considerations—Not Investment Grade Risk.”
Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or call risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (call protection). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.
Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.
Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of fixed-income securities it may hold. The Adviser may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Adviser deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a fixed-income security with a 10-year duration would be expected under normal market conditions to decrease 10% for every 1% increase in interest rates. Conversely, the fixed-income security’s price would be expected to rise about 10% when interest rates fall by 1%. Generally speaking, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above.
Fixed Income Securities Risk. The Fund also may invest in fixed income securities such as convertible securities, bonds, debentures, notes, stock, short-term discounted Treasury bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders. The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders.
The Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to meet its financial obligations. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer. The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.
U.S. Government Securities Risk. U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, Standard & Poor’s Corporation Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”), lowered its long-term sovereign credit rating on U.S. Government debt to AA+ from AAA. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Investment Companies and Exchange-Traded Notes Risk. The Fund may invest in the securities of other investment companies, including exchange-traded funds, and in exchange- traded notes, to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Sub-Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances, holders of the Fund’s common shares will be in effect subject to duplicative investment expenses. The securities of other investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s common shares) will be diminished.

See “Risk Factors and Special Considerations—Registered Investment Companies Risk”; “Risk Factors and Special Considerations—Exchange Traded Notes Risk.”

Difficult-to-Value or Illiquid Investments Risk. The Fund may invest in securities that are difficult to value or that are illiquid. It may be more difficult to sell illiquid securities at an attractive price, particularly if they are not publicly-traded. Where the Fund desires registration of the security, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Temporary Defensive Investments.  When a temporary defensive posture is believed by the Sub-Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments, and repurchase agreements in respect of those instruments, that the Sub- Adviser determines in its judgment to be of appropriate creditworthiness. Money market instruments in which the Fund may invest include obligations of the U.S. government, its agencies or instrumentalities; commercial paper that the Sub-Adviser determines to be investment grade, and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objectives during temporary defensive periods.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities, the outbreak of infectious diseases such as Ebola and other similar events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of these events cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares.
Economic Events. While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. The policy of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.
Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self- regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. See “Risk Factors and Special Considerations—Government Intervention in Financial Markets Risk.”
Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.
Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objectives. The investment policies of the Fund are expected to result in portfolio turnover. Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.
Lending Portfolio Securities Risk. To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.
Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Non-Diversified Status Risk. The Fund is classified as a “non- diversified” investment company under the Investment Company Act, which means the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.
See “Risk Factors and Special Considerations” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in the common shares of the Fund.

SUMMARY OF FUND EXPENSES

The following table illustrates the aggregate fees and expenses that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

To make an investment in the Fund, a prospective investor must open a brokerage account with a Selling Agent or the Distributor. Any costs associated with opening such an account are not reﬂected in the following table or the Examples below. Investors should contact their broker or other financial professional for more information about the costs associated with opening such an account.

TRANSACTION FEES
Maximum sales load (percentage of purchase amount)	None
Maximum repurchase fee (1)	2.00%
ANNUAL FUND EXPENSES (as a percentage of the Fund’s net assets)
Management Fee	1.20%
Other Expenses (2)	1.33%
Distribution and Servicing Fee	0.10%
Total Annual Fund Expenses	2.63%
Less Fee Waiver and Expense Reimbursement (3)	(0.0%)
Annual Net Expenses	2.63%

Example: You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$73	$154	$243	$467

The example should not be considered a representation of future expenses and actual expenses may be greater or lesser than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the Example.

(1)	A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an Shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of an Shareholder’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by an Investor may be waived by the Fund, in circumstances where the Board of Trustees determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Investor. However, if shareholders request repurchase proceeds be paid by wire transfer, such shareholders will be assessed an outgoing wire transfer fee at prevailing rates charged by the Administrator, currently $15. The early repurchase fee will be retained by the Fund for the benefit of the remaining Investors. See “Repurchases and Transfers of Shares.”
(2)	Other Expenses are estimated for the Fund’s current fiscal year and include expenses incurred by the Fund.
(3)	The Adviser has contractually agreed to waive its fees and reimburse expenses of the Fund, at least until February 28, 2018 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement (exclusive of any taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 2.95% of the Fund’s average daily net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund within the three years after the fiscal year end during which the fees have been waived or reimbursed, if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Fund’s Board of Trustees, on 60 days’ written notice to the Fund’s adviser.

The purpose of the table above is to assist investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. For a more complete description of the various fees and expenses of the Fund, see “Fund Expenses,” “Management Fee” and “Purchases of Shares.

THE FUND

Crow Point Global Dividend Plus Fund (the “Fund”) is a statutory trust that was formed under the laws of the State of Delaware on February 23, 2015. The Fund is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (the “Investment Company Act”) as a closed-end, non- diversified management investment company. The Fund’s mailing address is 25 Recreation Park Drive, Suite 110, Hingham, MA 02043.

Recon Capital Partners, LLC serves as the Fund’s investment adviser and Crow Point Partners, LLC, serves as the Fund’s sub-adviser.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the amount of any sales are invested by the Fund as of the first business day of the month following the Fund’s receipt of such proceeds. Under normal market circumstances, the Fund expects that following receipt of the offering proceeds by the Fund, the Fund will allocate such proceeds as soon as practicable (but not in excess of three months) after each subscription date, in accordance with the Fund’s investment objective and strategies and consistent with market conditions and the availability of suitable investments, after receipt of such proceeds by the Fund.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide a high level of income while simultaneously seeking capital preservation. As a secondary objective the fund seeks capital appreciation. An investment in the Fund is not appropriate for all investors. The Fund’s investment objectives may be changed by the Board of Trustees without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules. The Fund cannot assure you that its investment objectives will be achieved.

INVESTMENT APPROACH

Investment Process/Philosophy

The Investment Process begins by identifying an investment universe, which is the collection of all global stocks that the Sub-Adviser considers for inclusion in the portfolio. The Sub-Adviser’s investment universe generally consists of all global equities with a minimum market capitalization (currently $500 million) and a minimum daily liquidity (currently $2 million). The Sub-Adviser then segments these global stocks into peer groups (a proprietary construct based on country/region of domicile and industry classification, and referred to as CPP Region-Industry Group or CPP RIG). The Sub-Adviser’s evaluation of the attractiveness of a stock is conducted relative to each other within these peer groups.

The Sub-Adviser then assesses the attractiveness of individual stocks within these peer groups according to their return-generating attributes using the Sub-Adviser’s proprietary stock selection model. The Sub-Adviser believes its global orientation provides a more diversified source of return opportunities, and the diversification across multiple countries/regions and industries offers a greater consistency of returns. Regardless, the overall objective here is to assess the relative attractiveness or unattractiveness of individual securities, which will inform the Sub-Adviser’s long and short stock selection decisions.

The Sub-Adviser’s stock selection model attempts to capitalize on market inefficiencies in the return behavior of global stocks, and focuses on three kinds of attributes (also referred to as alpha factors): Valuation, Sentiment and Quality. Each factor consists of multiple sub-factors. Because markets are dynamic, the factor exposures in the portfolio must be actively managed and refreshed through regular portfolio rebalances. Valuation factors are generally designed to capitalize on behavioral inefficiencies and the phenomenon of mean reversion of security prices. Examples of valuation factors include price-to-cash flow ratio and the dividend discount model and other measures of intrinsic value. The Sub-Adviser’s sentiment factors are designed to capitalize on market inefficiencies related to the dissemination of information and investor reactions as captured by a stock’s price behavior. Examples of Sentiment factors include earnings estimate revision ratios and price momentum. The Sub-Adviser’s Quality factors are designed to capitalize on market inefficiencies related to agency issues. Examples of Quality factors include measures of Earnings Quality, Accruals and a Buyback-to-Share-Issuance ratio.

While the Sub-Adviser’s quantitative models inform it about the attractiveness or unattractiveness of stocks, the final decision regarding their inclusion in the portfolio is made by the portfolio managers.

The portfolio is broadly diversified, and at any time it will likely have investments in over twenty developed, emerging and frontier market countries and all industry sectors. In addition to providing attractive return opportunities, this broad diversification also provides strong risk management for the portfolio relative to global equity benchmarks. The Sub-Adviser’s risk management discipline sets limits on the position sizes in individual securities and relative weights in any given industry or country. The portfolio will be rebalanced frequently in an attempt to continually refresh return opportunities and modulate the Fund’s risk profile.

The Sub-Adviser generally intends to purchase securities for long-term investment. However, the Sub-Adviser may at times purchase securities in anticipation of relatively short-term gains. The Sub-Adviser may trim positions in a security or eliminate a security from the portfolio for various reasons, including in connection with the Fund’s liquidity requirements, as a result of the security having reached a target price ratio or yield objective determined by the Sub-Adviser, the Sub-Adviser’s loss of confidence in a company’s management, the Sub-Adviser’s belief that another security offers a better opportunity, or by reason of an unforeseen economic or other development.

Investment Policies

The Fund seeks to achieve its investment objectives by investing, under normal circumstances, a substantial portion of its assets in long and short positions in common and preferred stocks of companies similar to the companies in the MSCI All Country World Index (the “Index”). As of December 31, 2015, the market capitalization range of companies in the Index was $660 million to $643 billion. The Sub- Adviser intends to invest across various market capitalization sizes and investment styles (small-, large-, and mid-cap companies and value and growth). The Fund currently intends to employ a strategy of writing (selling) covered call options on broad-based indices of securities and sectors of securities to seek to generate current income.

In normal market conditions, the Fund may also invest up to 20% of its Gross Invested Assets in fixed income securities, including both corporate and sovereign debt in both U.S. and non-U.S. markets. Investments in corporate debt, if any, may include both investment grade and non-investment grade issues. The Fund will not invest more than 7.5% of its Gross Invested Assets in securities rated, at the time of acquisition, below investment grade. Investments in non-investment grade securities, commonly referred to as ‘‘junk bonds,’’ involve certain risks. Investments in sovereign debt may also include bonds issued by countries considered to be emerging markets. The Fund will not invest more than 25% of its Gross Invested Assets, at the time of acquisition, in debt or equity securities of governments and companies in the emerging markets. The Fund will seek to derive the majority of its monthly distributions to shareholders from income and distributions generated by securities positions held in the portfolio.

The Fund will invest significantly (at least 40% of total assets under normal market conditions and at least 30% of total assets if market conditions are not deemed favorable) in issuers: (i) organized or located outside of the U.S.; (ii) whose primary trading market is located outside the U.S.; or (iii) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. Under normal market conditions, the Fund will invest in issuers representing at least three different countries.

Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, royalty trusts, real estate investment trusts (“REITs”), American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and warrants, all of which will generally trade on a U.S. national securities exchange.

From time to time, the Fund may also invest a portion of its assets in exchange-traded funds (“ETFs”), exchanged-traded notes (“ETNs”) and U.S. government securities. See “Risk Factors and Special Considerations” for more information, including with respect to particular types of derivative transactions in which the Fund may engage. The classification of ETF or ETN as equity or fixed income, if appropriate, is based on the underlying investment objective of the instrument.

The Fund’s investment policies, including its policy of normally investing long and short a substantial portion of its assets in equity and equity-related global securities and its policies with respect to the use of leverage are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules.

Short Selling

As part of its investment strategy, the Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund also intends to use short sales for non-hedging purposes to pursue its investment objective. The Fund will have substantial short positions. But, subject to the requirements of the 1940 Act and the Code, the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 120% of the value of all long assets.

Short selling involves numerous risks. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. It is possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. As mentioned above, the Fund will have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Additionally, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for prolonged periods. The SEC recently proposed certain restrictions on short sales. If the SEC’s proposals are adopted, they could restrict the Fund’s ability to engage in short sales in certain circumstances. In addition, regulatory authorities in the United States or other countries may adopt bans on short sales of certain securities, either generally, or with respect to certain industries or countries, in response to market events. Restrictions and/or bans on short selling may make it impossible for the Fund to execute certain investment strategies. While short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities, it also enables the Fund to obtain a low cost means of financing long investments that the Adviser believes are attractive. Short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. This strategy, however, is subject to substantial risks. See “Risk Factors and Special Considerations—Short Selling.”

Options Writing Strategy

The Fund currently intends to employ a strategy of writing (selling) covered call options on broad-based indices of securities and sectors of securities. As the seller of an index call option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation in the value of the relevant index over the exercise price in exchange for the premium. If, at expiration, the purchaser exercises the call option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option (the exercise settlement amount). The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund’s options strategy is intended to generate current income from option premiums as a means to enhance distributions payable to the Fund’s Common Shareholders. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation may become more limited, and the Fund will lose money to the extent that it writes covered call options and the value of the indices on which it writes the option appreciates above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, Recon Capital Partners, LLC may choose to decrease its use of the options writing strategy to the extent that it may negatively impact the Fund’s ability to benefit from capital appreciation.

The Fund will “cover” its obligations when it sells call options or will earmark or segregate cash or liquid securities in accordance with applicable interpretations of the staff of the Securities and Exchange Commission (the “SEC”). A call option on an index is “covered” if the Fund owns a portfolio of stocks replicating the movement of the index. A call option on a security or index is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in earmarked or segregated cash or liquid securities.

The call options written by the Fund will typically be at or out-of-the money (that is, the exercise price will be greater than the current market price when written). Recon Capital typically targets one-month options, although options of any exercise price or maturity may be utilized.

The Fund may invest a substantial portion of its Managed Assets (as defined herein) in Derivative Transactions (as defined herein) in seeking to achieve its investment objective or for other reasons, such as cash management, leverage, hedging and risk management purposes or to enhance total return, which may be particularly speculative. Although the Advisers may use Derivative Transactions to further the Fund’s investment objective, no assurance can be given that the Advisers will be successful. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter (“OTC”) put and call options on securities, financial futures, equity, fixed income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions, such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may enter into other derivative transactions that combine features of these instruments. Collectively, the above are referred to as “Derivative Transactions.”

Gross Invested Assets

As used in this prospectus and for purposes of the Fund’s investment policies, the term ‘‘Gross Invested Assets’’ means the gross U.S. dollar value of long investments plus the gross U.S. dollar value of short investments. Under normal market conditions, the Fund will invest at least 80% of its Gross Invested Assets in long and short positions of equity and equity-related securities of U.S. and non-U.S. companies including common and preferred stock.

PORTFOLIO COMPOSITION

As indicated elsewhere, the Adviser seeks to achieve the Fund’s investment objective by primarily investing in long and short positions in common stocks of companies similar to those included in the MSCI All Country World Index (the “Index”). As of December 31, 2015, the market capitalization range of companies in the Index was $660 million to $643 billion. Under normal conditions, the Fund will generally be comprised of at least 100 long ideas and at least 100 short ideas chosen from a broad universe of over 6,000 stocks in over 50 developed, emerging and frontier market countries and all industry sectors. The Sub-Adviser intends to invest across various market capitalization sizes and investment styles (small-, large-, and mid-cap companies and value and growth). The Fund’s portfolio is expected to be composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions, including fundamental policies of the Fund, is contained in the SAI.

Equity Securities. The Fund invests in U.S. listed equity securities of both U.S. and non-U.S. issuers, which may include American Depositary Receipts and Global Depositary Receipts. Equity securities generally represent an equity ownership interest in an issuer. The Fund focuses primarily on seeking a high level of income, and secondarily on capital preservation. Although equity securities have historically generated higher average returns than fixed-income securities over the long term, equity securities also have experienced significantly more volatility in those returns and in certain years have significantly underperformed relative to fixed-income securities.

Foreign Securities and Emerging Markets Issuers. The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. Securities laws, markets and accounting requirements, including in securities of issuers whose primary operations or principal trading market is in an “emerging market.” “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Preferred Securities. Preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the Dividends Received Deduction. Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Fixed Income Securities. The Fund may invest in bonds of varying maturities issued by the U.S. government and corporate issuers, and other issuers. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures and similar instruments and securities. Bonds generally are used by their issuers to borrow money from investors. The issuer pays investors a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

High Yield Securities. Subject to its investment policies, the Fund may invest in securities rated, at the time of investment, below investment grade quality such as those rated Ba or below by Moody’s Investor’s Service, Inc. (“Moody’s”), BB or below by

S&P or Fitch Ratings (“Fitch”), or securities comparably rated by other rating agencies or in unrated securities determined by the Adviser to be of comparable quality. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Often the protection of interest and principal payments with respect to such securities may be very moderate and issuers of such securities face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that of higher rated securities. Adverse conditions could make it difficult at times for the Fund to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV. The prices of fixed income securities generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of securities also is inversely related to the coupons of such securities. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity because of their higher coupon. The investor receives this higher coupon in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity.

Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Fund invests in lower grade securities that have not been rated by a rating agency, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

U.S. Government Debt Securities. The Fund may invest in debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including U.S. Treasury obligations, which differ in their interest rates, maturities and times of issuance. Such obligations include U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), including the principal components or the interest components issued by the U.S. Government under the separate trading of registered interest and principal securities program (i.e., STRIPS), all of which are backed by the full faith and credit of the United States.

Warrants. Warrants are instruments issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants normally have a short life span to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Royalty Trusts. The Fund may invest in royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically, royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distribution rates. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

Option Strategy. The Fund may, from time to time, buy or sell options short as an additional means of hedging the portfolio and to potentially generate additional income. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as American style options may be exercised at any time during the term of the option. Other options, known as European style options, may be exercised only on the expiration date of the option. As the writer of an option, the Fund would effectively add leverage to its portfolio because, in addition to its Gross Invested Assets, the Fund would be subject to investment exposure on the value of the assets underlying the option. However, the Fund does not include the notional amounts of written options for purposes of calculating its limitation on leverage set forth in this prospectus.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell call or put options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call or put option when purchased. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. Net gains from the Fund’s option strategy will be short- term capital gains which, for U.S. federal income tax purposes, will constitute net investment company taxable income.

Put Options. Put options are contracts that give the holder of the option, in return for a premium, the right to sell to the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The Fund may, from time to time, engage in an options writing strategy consisting principally of writing put options on securities sold short in its portfolio or securities that are candidates for inclusion in its portfolio. This strategy is designed to provide the Fund with the potential to cover securities sold short that the Sub-Adviser is interested in acquiring for the Fund at attractive valuations while earning put premium income as a means to enhance distributions payable to the Fund’s shareholders and also to help mitigate potential adverse moves in short positions. Put option strategies may produce a higher return than covered call writing (described below), but may involve a higher degree of risk and potential volatility. See “Risk Factors and Special Considerations—Risks of Writing Options.”

The Fund may from time to time write (sell) put options on individual securities only if the put option is covered. A put option written by the Fund on a security is covered if the Fund is short shares equal to or greater than the notional value of the put sold short, or if it segregates or earmarks assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) equal to the exercise price, or if the Fund owns a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser as described above.. Unlike a covered call option (described below), the cover for a put option covered in this manner will not provide the Fund with any appreciation to offset any loss the Fund experiences if the put option is exercised.

The following is a conceptual example of a put transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month put option written with a strike price of $35.00 (i.e., 94.21% of the current market price); and (3) the writer receives $1.10 or 2.96% of the common stock’s value as a premium. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself and does not reflect any transaction costs of entering into or closing out the option position. Under this scenario, before giving effect to any change in the price of the stock, the put writer receives the premium, representing 2.96% of the common stock’s value, regardless of the stock’s performance over the six-month period until the option expires. If the stock remains unchanged, appreciates in value or declines less than 5.79% in value, the option will expire and there would be a 2.96% return for the six-month period. If the stock were to decline by 5.79% or more, the Fund would lose an amount equal to the amount by which the stock’s price declined minus the premium paid to the Fund. The stock’s price could lose its entire value, in which case the Fund would lose $33.90 ($35.00 minus $1.10).

Call Options and Covered Call Writing. The Fund also may follow a strategy known as “covered call option writing,” which is a strategy designed to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s shareholders.

Over time, as the Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation may become more limited, and the Fund will lose money to the extent that it writes covered call options and the securities on which it writes these options appreciate above the exercise price of the option by an amount that exceeds the exercise price of the option. Therefore, over time, the Adviser may choose to decrease its use of the option writing strategy to the extent that it may negatively impact the Fund’s ability to benefit from capital appreciation.

A call option written by the Fund on a security is covered if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in such amount are segregated by the Fund’s custodian or earmarked on the Fund’s books and records) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser as described above.

The standard contract size for a single option is 100 shares of the common stock. There are four items needed to identify any option: (1) the underlying security, (2) the expiration month, (3) the strike price and (4)  the type (call or put). For example, ten XYZ Co. October 40 call options provide the right to purchase 1,000 shares of XYZ Co. on or before October at $40.00 per share. A call option whose strike price is above the current price of the underlying stock is called “out-of-the-money.” Most of the options that will be sold by the Fund are expected to be out-of-the-money, allowing for potential appreciation in addition to the proceeds from the sale of the option. An option whose strike price is below the current price of the underlying stock is called “in-the-money” and may be sold by the Fund as a defensive measure to protect against a possible decline in the underlying stock.

The following is a conceptual example of a covered call transaction, making the following assumptions: (1) a common stock currently trading at $37.15 per share; (2) a six-month call option is written with a strike price of $40.00 (i.e., 7.7% higher than the current market price); and (3) the writer receives $2.45 (or 6.6%) of the common stock’s value as a premium. This example is not meant to represent the performance of any actual common stock, option contract or the Fund itself and does not reflect any transaction costs of entering into or closing out the option position. Under this scenario, before giving effect to any change in the price of the stock, the covered-call writer receives the premium, representing 6.6% of the common stock’s value, regardless of the stock’s performance over the six-month period until option expiration. If the stock remains unchanged, the option will expire and there would be a 6.6% return for the 6-month period. If the stock were to decline in price by 6.6%, the strategy would “break-even” thus offering no gain or loss. If the stock were to climb to a price of $40.00 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium of 6.6% for a total return of 14.3%. Under this scenario, the investor would not benefit from any appreciation of the stock above $40.00, and thus be limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the investor’s downside protection is eliminated and the stock could eventually become worthless.

For conventional listed call options, the option’s expiration date can be up to nine months from the date the call options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that, under certain circumstances when deemed at the Adviser’s discretion to be in the best interest of the Fund, options that are written against Fund stock holdings will be repurchased prior to the option’s expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price. In general, when deemed at the Adviser’s discretion to be in the best interests of the Fund, the Fund may enter into transactions, including closing transactions, that would allow it to continue to hold its common stocks rather than allowing them to be called away by the option holders.

Options on Indices. The Fund may sell call and put options on stock indices or sectors. Because index and sector options both refer to options on baskets of securities and generally have similar characteristics, these types of options are sometimes referred to collectively as index options. Options on an index differ from options on individual securities because (i) the exercise of an index option requires cash payments and does not involve the actual purchase or sale of securities, (ii) the holder of an index option has the right to receive cash upon exercise of the option if the level of the index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option and (iii) index options reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of an index call or put option, the Fund receives cash (the premium) from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The purchaser of an index put option has the right to any depreciation in the value of the index below a fixed price (the exercise price) on or before a certain date in the future (the expiration date). The Fund, in effect, agrees to sell the potential appreciation (in the case of a call) or accept the potential depreciation (in the case of a put) in the value of the relevant index in exchange for the premium. If, at or before expiration, the purchaser exercises the call or put option sold by the Fund, the Fund will pay the purchaser the difference between the cash value of the index and the exercise price of the index option. The premium, the exercise price and the market value of the index determine the gain or loss realized by the Fund as the seller of the index call or put option.

The Fund may execute a closing purchase transaction with respect to an index option it has sold and sell another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such a closing transaction will be to optimize net index option premiums. The cost of a closing transaction may reduce the net index option premiums realized from the sale of the index option.

The Fund will cover its obligations when it sells index options. An index option is considered covered if the Fund maintains with its custodian or designates on its books and records assets determined to be liquid by the Adviser (in accordance with procedures established by the Board) in an amount equal to the contract value of the applicable basket of securities. The cover for an index option covered in this manner will not provide the Fund with any appreciation to offset any loss the Fund experiences if the index option is exercised. An index or sector put option also is covered if the Fund holds a put on the same basket of securities as the put written where the exercise price of the put held is (i) equal to or more than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser as described above. An index or sector call option also is covered if the Fund holds a call on the same basket of securities as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser as described above.

Limitation on Options Writing Strategy. The number of covered call and put options the Fund can write is limited by the Total Assets the Fund holds, and further limited by the fact that all options represent 100 share lots of the underlying common stock. In connection with its option writing strategy, the Fund will not write “naked” or uncovered put and call options, other than those that are covered by the segregation or earmarking of liquid assets or other methods as described above. Furthermore, the Fund’s exchange-listed option transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class that may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Real Estate Securities and Related Derivatives. The Fund may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries.

Securities Issued by Small-Capitalization Issuers. The Fund may invest in companies without regard to their capitalization and thus may hold securities issued by smaller companies. The value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. The Fund’s investments in smaller companies subject it to greater levels of market, common stock and credit risk.

Master Limited Partnership Interests. MLPs are limited partnerships or limited liability companies that are taxed as partnerships and whose interests (limited partnership units or limited liability company units) are traded on securities exchanges like shares of common stock. An MLP consists of a general partner and limited partners. The Sub-Adviser manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. MLPs, which are required to distribute substantially all of their income to investors in order to not be subject to entity level taxation, often offer a yield advantage over other types of securities. Currently, most MLPs operate in the energy, natural resources or real estate sectors. The Fund may invest up to 15% of its Total Assets in MLPs generally in the energy sector.

Derivatives. The Fund may, but is not required to, participate in various derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets, in other derivatives transactions, or in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund may engage in certain other derivative transactions, including the following, although it currently expects to generally do so to a lesser degree than options transactions: interest rate transactions; when issued, delayed delivery securities and forward commitments; repurchase agreements; and swaps and related derivatives. The Fund also may, but does not currently intend to, utilize other types of derivative instruments, primarily for hedging or risk management purposes. Although the Sub-Adviser seeks to use such practices to further the Fund’s investment objectives, no assurance can be given that the Sub-Adviser will engage in any of these practices or that these practices will achieve the desired result. Derivatives have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions, or illiquidity of the derivative investments. To mitigate its counterparty risk, the Fund generally intends to enter into derivative transactions (if any) with a variety of parties. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian, or earmark on its books and records, cash or liquid assets in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time.

Registered Investment Companies. The Fund may invest in registered investment companies, including exchange traded funds (“ETFs”). The Fund is subject to limitations under the Investment Company Act on its ability to invest in registered funds, but certain ETFs have obtained exemptions with respect to such limitations.

Exchange Traded Notes. The Fund may invest in exchange traded notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy.

Restricted and Illiquid Securities. The Fund may invest in restricted, illiquid or less liquid securities or securities in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining its NAV. Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Foreign Currency-Related Transactions. The Fund may invest directly in non-U.S. currencies or in securities that trade in, and receive revenues in, non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies.

Defensive Instruments Such as Cash and Cash Equivalents. During the period during which the net proceeds of any offering of common shares are being invested, or during periods in which the Sub-Adviser determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so, the Fund may temporarily deviate from its investment strategy and invest all or any portion of its assets in cash or cash equivalents with remaining maturities of less than one year. The Sub-Adviser’s determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the common shares may be adversely affected and the Fund may not pursue or achieve its investment objectives.

Lending Portfolio Securities. To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives collateral, with respect to each loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the collateral. For the purposes of this policy, the Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a placing broker, a part of the interest earned from the investment of collateral received for securities loaned.

USE OF LEVERAGE

The Fund will not use external leverage to seek to achieve its investment objectives, external leverage being defined as borrowing funds from banks or other financial institutions, reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, or leverage in the form of a revolving credit facility. However, the Fund, under normal market conditions, intends to use proceeds received from short sales to buy additional assets, thereby leveraging the Fund. (The Fund may also enter into shorting programs without incurring leverage.) By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent. See “Risk Factors and Special Considerations—Leverage Risk.” There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Effects of Leverage. To avoid being subject to undue leverage risk, the Fund will seek to limit the amount of economic leverage it has and the leverage of the Fund’s overall portfolio. The Fund will not invest in a hybrid instrument if, at the time of purchase: (i) that instrument’s “leverage ratio” exceeds 100% of the price increase in the underlying commodity, futures contract, index or other economic variable or (ii) the Fund’s “portfolio leverage ratio” exceeds 150%, measured at the time of purchase. The Fund expects to fully implement its intended amount of economic leverage as soon as reasonably practicable following the completion of the public offering of the Fund’s common shares, subject to then favorable market conditions.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming hypothetical annual investment portfolio total returns, net of expenses (comprised of income and changes in the value of securities held in the Fund’s portfolio) of —10%, —5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further assumes that the Fund uses borrowings representing 20% of the Fund’s Managed Assets (which includes the amounts of leverage obtained through such borrowings) and a projected annual rate of interest on the borrowings of 1.00%.

Assumed Portfolio Total Return (net of expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Fund Share Total Return	(12.75)%	(6.50)%	(0.25)%	6.00%	12.25%

Fund share total return is composed of two elements: net investment income of the Fund and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the return it receives on its investments is entirely offset by losses in the value of those investments.

If the Fund uses leverage in the form of reinvestment of its short sale proceeds, the amount of fees paid to the Sub-Adviser for its services will be higher than if the Fund does not use the leverage gained from the reinvestment of short sale proceeds because the fees paid are calculated based on Gross Invested Assets, which includes assets purchased from short sale proceeds. Therefore, the Sub-Adviser has a financial incentive to reinvest short sale proceeds, which creates a conflict of interest between the Sub-Adviser and common shareholders, as only the common shareholders would bear the fees and expenses incurred through the Fund’s use of leverage. The Fund’s willingness to use leverage from the reinvestment of short sale proceeds will depend on many factors.

Segregation. As a result of its short sales, the Fund may be required to segregate assets or enter into offsetting positions in connection with certain investments. Such segregation may not limit the Fund’s exposure to loss, and the Fund may not be able to sell the segregated assets when desired. Also, the Fund may enter into derivative transactions that have economic leverage embedded in them. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares. The Fund does not include the notional amount of written options for purposes of calculating its limitation on leverage set forth in this prospectus.

To the extent the terms of such transactions obligate the Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may cover its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the Investment Company Act, but may create leverage for the Fund and will be subject to the Fund’s overall limitation on traditional and effective leverage of 50% of its Gross Invested Assets as described in this prospectus (except that written covered put and call options are not subject to this 50% of Gross Invested Assets limitation on traditional and effective leverage, as described in this prospectus). To the extent that the Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the Investment Company Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Temporary Borrowings. The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Risk is inherent in all investing. The following discussion summarizes some of the risks that a potential investor should consider before deciding to purchase the Fund’s common shares.

No Operating or Trading History. The Fund is a newly organized, non-diversified, closed-end investment company, and it has no operating history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of an investment in the Fund could decline substantially. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Market Risk. Investing in the Fund involves market risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Foreign Securities Risk. The Fund may invest in Foreign Securities. Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States and, therefore, the prices of Foreign Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payments of principal and interest to investors located outside the country. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Foreign Securities. The Fund will be subject to additional risks if it invests in Foreign Securities, which include seizure or nationalization of foreign deposits. Foreign Securities may trade on days when the Fund’s common shares are not priced or traded. Rules adopted under the Investment Company Act permit the Fund to maintain its Foreign Securities and foreign currency in the custody of certain eligible non-U.S. banks and securities depositories, and the Fund generally holds its Foreign Securities and foreign currency in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting portfolio transactions on a timely basis with respect to any securities of issuers held outside their countries.

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or impair the Fund’s ability to purchase or sell Foreign Securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in foreign countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Adviser to completely and accurately determine a company’s financial condition.

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its Foreign Securities.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and foreign countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be un-invested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the NYSE. Accordingly, the Fund’s Foreign Securities may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act, the Fund may invest up to 10% of its Total Assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of the Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

Emerging Markets Risk. The Fund may invest in Foreign Securities of issuers in so-called “emerging markets” (or lesser developed countries). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Currency Transactions Risk. If the Fund invests directly in non-U.S. currencies or in securities that trade in, and receive revenues in, non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, governmental intervention, the imposition of currency controls, policies of supranational entities such as the International Monetary Fund, or other international or political developments. As a result, the Fund’s investments in, or denominated in, foreign currency may adversely affect the Fund’s performance. To the extent that the Fund engages in foreign currency transactions that are economically tied to emerging market countries, these currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in currencies of developed countries.

Management Risk. The Fund is subject to management risk because its portfolio will be actively managed. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund, as a registered closed-end investment company, is subject to regulations under the Investment Company Act. These regulations are complex and often subject to varying degrees of formal and information interpretation by courts, the SEC and the SEC staff, and at times these interpretations may be at odds with each other.

High Portfolio Turnover Risk. The Fund’s actively-managed strategy may also result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

Quantitative Security Selection Risk. To the extent the Fund uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Shorting Risk. The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities. The Fund will have substantial short positions. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Sub-Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is also possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Additionally, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for prolonged periods. The Fund must borrow those securities it sells short to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Small Capitalization Risk. The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. See “Risk Factors and Special Considerations—Small Capitalization Risk.”

Leverage Risk. The Fund will not use external leverage to seek to achieve its investment objectives, external leverage being defined as borrowing funds from banks or other financial institutions, reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, or leverage in the form of a revolving credit facility. However, the Fund, under normal market conditions, intends to use proceeds received from short sales to buy additional assets, thereby leveraging the Fund. (The Fund may also enter into shorting programs without incurring leverage.) By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent.

Interest Rate Risk. Rising interest rates may adversely affect the price of the securities held by the Fund. During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers, including MLPs, to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of such issuers. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Dividend-Paying Stock Risk. The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Preferred Securities Risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. See “Risk Factors and Special Considerations—Preferred Securities Risk.”

Commodity Price Risk. Many of the issuers of securities in which the Fund invests may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (OPEC); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods.

Energy Sector Risk. The Fund’s investment in the energy sector is subject to energy sector risks. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance. To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Utilities Risk. The Fund’s investment in the securities of utility issuers may render the Fund susceptible to adverse economic, political or regulatory occurrences affecting such issuers. The utility industry generally includes companies involved in providing products, services or equipment for the generation or distribution of electricity, gas or water; telecommunications services; or

infrastructure projects, such as airports. Various sectors of this industry and particular companies within the sector may not perform as well as the industry as a whole. See “Risk Factors and Special Considerations—Utilities Risk”.

Telecommunications Risk. The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of services to residential, corporate and governmental customers. Additionally, telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things

Industrial Products, Services and Equipment Company Risk. Industrial products, services and equipment companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Financial Services Companies. The Fund’s investments in financial services companies are subject to various risks. These risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations, and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial services companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man- made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

Real Estate Securities and Related Derivatives Risk. The Fund may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. See “Risk Factors and Special Considerations—Real Estate Securities and Related Derivatives Risk.”

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) Risks. The Fund also may purchase sponsored or unsponsored ADRs or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. The risks of investing in ADRs generally correspond to the risks of investing in the non-U.S. securities underlying the ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. The Fund may also purchase similar instruments, such as Global Depositary Receipts and European Depositary Receipts, which have similar attributes and risks.

Calls, Puts and Other Option Transactions Risk. The ability of the Fund to achieve current gains is partially dependent on the successful implementation of its option strategy. Risks that may adversely affect the ability of the Fund to successfully implement its option strategy include the following:

Risks Associated with Options on Securities Generally. There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Risks of Writing Options. When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium. Additionally, because the Fund intends to engage in an options writing strategy consisting principally of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio, there is a risk that the Fund’s portfolio, and thus its net asset value and the market value of the common shares, will be particularly volatile and that the Fund could incur significant losses. The Fund may have to sell portfolio securities at inopportune times in order to raise cash to meet its obligation to purchase a security put to it. The risks entailed in potentially having to sell portfolio securities to raise cash to meet obligations under written puts is exacerbated by the fact that the purchasers of put options are more likely to exercise their right under the option to require the Fund to purchase the security underlying the put option in periods of market decline, therefore forcing the Fund to sell portfolio securities to raise cash in a declining market. These risks could increase the volatility of the Fund’s portfolio and result in losses and thus cause rapid decreases in the Fund’s net asset value and the market value of the common shares.

As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option’s life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

If the Fund writes call options on indices or baskets of securities that include securities that are not in the Fund’s portfolio or that are not in the same proportion as securities in the Fund’s portfolio, the Fund will experience loss, which theoretically could be unlimited, if the value of the index or basket appreciates above the exercise price of the option written by the Fund.

Exchange-Listed Options Risks. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii)   restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii)   trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Over-the-Counter Option Risk. The Fund may write (sell) unlisted OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Index Option Risk. The Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

Limitation on Option Writing Risk. The number of covered put and call options the Fund can write is limited by the Total Assets the Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Tax Risks Related to Writing Options. Income on options on individual stocks will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. The Fund may engage in certain other derivative transactions, including the following:

Other Derivative Instruments. The Fund may, but does not currently intend to, utilize other types of derivative instruments, primarily for hedging or risk management purposes. These instruments include futures, forward contracts, options on such contracts and interest rate, total return and other kinds of swaps. Each type of derivative subjects the Fund to risk of loss. These investment management techniques generally will not be considered senior securities if the Fund establishes in a segregated account, or earmarks on its books and records, cash or other liquid assets equal to the Fund’s obligations in respect of such techniques.

Hedging Risk. There can be no assurance that any hedging activities of the Fund, including through derivative transactions, will be successful. For example, counterparties or instruments may be unavailable, which could leave the Fund with unintended exposure to risk or require the Fund to acquire or dispose of portfolio assets at an inopportune time, which could result in loss to the Fund. The Fund may also be subject to correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

Liquidity Risk. Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, potentially those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements.

Long-Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in common shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Distribution Risk. The Fund expects that much of the cash flow it receives will be derived from its investments in equity securities that pay dividends or other distributions. Such dividends or other distributions are not guaranteed and an issuer may forego paying dividends or other distributions at any time and for any reason. The amount and tax characterization of cash available for distribution by such issuers will vary, depending upon, among other things, the amount of cash generated by such entity’s operations. Cash flow available for distribution will vary from month to month.

Dodd-Frank Act. Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.

The implementation of the Dodd-Frank Act could also adversely affect the Adviser, Sub-Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Adviser’s and Sub-Adviser’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Adviser, Sub-Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Adviser, Sub-Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “Risk Factors and Special Considerations—Not Investment Grade Risk.” In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or call risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (call protection). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Adviser may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Adviser deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a fixed-income security with a 10-year duration would be expected under normal market conditions to decrease 10% for every 1% increase in interest rates. Conversely, the fixed-income security’s price would be expected to rise about 10% when interest rates fall by 1%. Generally speaking, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above.

Fixed Income Securities Risk. The Fund also may invest in fixed income securities such as convertible securities, bonds, debentures, notes, stock, short-term discounted Treasury bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders. The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. See “Risk Factors and Special Considerations—Interest Rate Risk.” The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. The Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to meet its financial obligations. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer. The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

U.S. Government Securities Risk. U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, Standard & Poor’s Corporation Ratings Group, a division of The McGraw- Hill Companies, Inc. (“S&P”), lowered its long-term sovereign credit rating on U.S. Government debt to AA+ from AAA. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Lower Grade Securities. The Fund may invest in fixed-income and convertible securities rated in the lower rating categories of recognized statistical rating agencies (that is, below Baa3- by Moody’s Investors Service, Inc. or below BBB- by Standard & Poor’s Ratings Services or Fitch Ratings), or non-rated securities of comparable quality as determined by the Sub-Adviser. These securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, and involve major risk exposure to adverse conditions. Debt securities that are rated in the lower rating categories (or unrated securities of comparable quality) are referred to in the financial press as “junk bonds.” Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower grade securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Sub-Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters. In addition, the market value of securities in lower grade categories is more volatile than that of higher quality securities, and the markets in which such lower grade or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future. As part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Sub-Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate. See “Risk Factors and Special Considerations—Distressed and Defaulted Securities Risk.”

In addition to using statistical rating agencies and other sources, the Sub-Adviser will also perform its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Sub-Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Sub-Adviser will consider these events in determining whether the Fund should continue to hold the securities. Fixed income securities, including lower grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund. The market for lower grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

Registered Investment Companies Risk. The Fund may invest in registered investment companies in accordance with the Investment Company Act to the extent consistent with the Fund’s investment objectives, including exchange-traded funds. The Fund may invest in other investment companies, and other investment companies may invest in the Fund, to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, an investment company generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which the Adviser acts as an adviser or sub-adviser or the Sub-Adviser acts as adviser or sub-adviser may, in the aggregate, own more than 10% of the voting stock of the Fund because it is a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions, for example, funds that invest in other funds within the same group of investment companies. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear the similar expenses of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others like the Fund are continuously offered at net asset value but limit opportunities for repurchases to certain dates. Many exchange-traded funds are exempt from these limitations. To the extent that the Fund invests in other funds, the Fund is subject to the fees and expenses of those funds, and the Fund’s shareholders would thus be subject to two layers of fund fees and expenses. The securities of other investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s common shares) will be diminished.

Exchange Traded Notes Risk. The Fund may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Difficult-to-Value or Illiquid Investments Risk. The Fund may invest in securities that are difficult to value or that are illiquid. It may be more difficult to sell illiquid securities at an attractive price, particularly if they are not publicly-traded. Where the Fund desires registration of the security, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Temporary Defensive Investments. When a temporary defensive posture is believed by the Sub-Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments, and repurchase agreements in respect of those instruments, that the Sub-Adviser determines in its judgment to be of appropriate creditworthiness. Money market instruments in which the Fund may invest include obligations of the U.S. government, its agencies or instrumentalities; commercial paper that the Sub-Adviser determines to be investment grade, and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objectives during temporary defensive periods.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities, the outbreak of infectious diseases such as Ebola and other similar events, have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of these events cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares.

Economic Events. While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. The policy of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Congress has enacted sweeping financial legislation, the Dodd-Frank Act, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow- on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. OTC derivatives dealers have also become, or soon will become, subject to new business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, initial and variation margin requirements and other regulatory burdens. These new margin and regulatory requirements will increase the overall costs for OTC derivatives dealers and may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Dealers can be expected to try to pass those increased costs along, at least partially, to market participants such as the Fund in the form of higher fees or less advantageous dealer marks. The overall impact of the Dodd-Frank Act on the Fund is highly uncertain and it is unclear how the over-the-counter derivatives markets will adapt to this new regulatory regime. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.

Moreover, the SEC is reportedly developing rules designed to address perceived systemic risks posed by the asset management industry. These rules reportedly may require asset managers, such as the Adviser, to give the SEC additional data about funds’ portfolio holdings, to conduct stress tests on their funds to determine how they would weather economic shocks such as a sudden change in interest rates and to develop “living wills” for their funds describing how their businesses can be sold in an orderly manner should they become insolvent or otherwise go out of business. Any such new rules could increase the Fund’s expenses and impact its returns to shareholders.

The continuing implementation of the Dodd-Frank Act could also adversely affect the Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, on August 31, 2011, the SEC issued a concept release to seek public comment on a wide range of issues raised by the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Lending Portfolio Securities Risk. To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

Warrants Risk. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Non-Diversified Status Risk. The Fund is classified as a “non-diversified” investment company under the Investment Company Act, which means the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

 Limits of Risk Disclosures

The above discussion of the various risks associated with the Fund and its securities are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisers before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or described in this prospectus.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Adviser and Sub-Adviser. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operation of the Fund is delegated to the officers of the Fund, the Adviser and the Sub-Adviser subject always to the investment objectives, restrictions and policies of the Fund and to the general supervision of the Board of Trustees. Officers of the Fund are affiliated with either the Adviser or Sub-Adviser. While each such officer intends to devote what he and the Board believe to be a sufficient amount of his professional time to his duties and responsibilities as the particular officer of the Fund, such officer’s services are not exclusive to the Fund and such officer may provide similar services to other clients. While each officer and the Board believe that such officer’s intended allocation of his professional time to Fund business is reasonable and appropriate, the fact that his services are not exclusive nonetheless entails the risk that the Fund’s compliance function will receive a lesser amount of attention than if such officer devoted all of his professional time to his duties as the particular officer of the Fund, and this risk could adversely impact the Fund.

The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Adviser

The Adviser is Recon Capital Partners, LLC. The Adviser, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940. The Adviser’s address is 145 Mason Street, 2nd Floor, Greenwich, Connecticut 06830.

The Adviser also serves as an investment adviser to high net worth individuals and institutions through separately managed accounts.

The Adviser provides investment advisory services to the Fund, under the supervision of the Board of Trustees, pursuant to an investment advisory agreement, dated June 1, 2016 (the “Advisory Agreement”). Under the terms of the Advisory Agreement, the Adviser, under the oversight of the Board of Trustees, implements a strategy for the Fund of writing (selling) covered call options on broad-based indices of securities and sectors of securities; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities. In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser at the end of each calendar month a management fee at the annual rate of 1.20% of the Fund’s Average Daily Gross Invested Assets. (the “Advisory Fee”). The Advisory Fee is an expense paid out of the Fund’s assets. “Average Daily Gross Invested Assets” with respect to a particular month means the average of the values of each daily calculation of the Gross Invested Assets of the Fund that takes place as of any date during that month.

The Advisory Agreement was approved by the Board of Trustees on May 24, 2016. A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees will be available in the Fund’s initial semi-annual report to shareholders.

Under a separate administration agreement, the Fund also pays the Adviser a fee of 0.10% of the Fund’s Average Daily Net Assets for providing certain administrative services.

Sub-Adviser

Crow Point Partners, LLC, a limited liability company organized under the laws of the State of Delaware, serves as the sub-adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940. The Sub-Adviser’s address is 25 Recreation Park Drive, Hingham, MA 02043. The Sub-Adviser currently provides investment advice to separately managed accounts at various wire houses and to institutions directly. The Sub-Adviser also serves as the sub-adviser of several registered investment companies and pooled trusts. The Sub-Adviser has a total of approximately $1.1 billion in assets under management, as of March 30, 2016. Approximately 95% of the Sub-Adviser is owned by its principals and employees.

The Sub-Adviser has provided investment advice with respect to income-producing equity portfolios since 2006, mainly specializing in higher-yielding stocks. The Sub-Adviser initially launched in 2006 a separately managed long/short account based, in large part, on proprietary research that personnel of the Sub-Adviser have developed over the past 20-year careers as an investors in the utilities and telecommunications industries. In 2013, the Sub-Adviser expanded its dividend yield strategies to include investments regardless of sector and the Adviser currently manages both long only and long/short global equity strategies that invest in all sectors and all market capitalizations. Common themes of the Sub-Adviser’s strategies have typically been to seek higher than average yield and capital preservation, although not all themes are part of all of the Sub-Adviser’s programs. The Sub-Adviser has extensive experience in managing global equity income portfolios as well as long/short and other hedged strategies.

The Sub-Adviser provides investment advisory services to the Fund, under the oversight of the Adviser and the Board of Trustees, pursuant to a sub-advisory agreement, dated June 1, 2016 (the “Sub-Advisory Agreement”). Under the terms of the Sub-Advisory Agreement, the Sub-Adviser, under the oversight of the Adviser and the Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities. In consideration of the sub-advisory services provided by the Sub-Adviser to the Fund, the Adviser pays to the Sub-Adviser 50% of the Advisory Fee that the Adviser receives from the Fund at the end of each calendar month.

The Sub-Advisory Agreement was approved by the Board of Trustees on May 24, 2016. A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of Trustees will be available in the Fund’s initial semi-annual report to shareholders.

Portfolio Managers

The following members of the Portfolio Management Team are responsible for the day-to-day management of the Fund’s portfolio.

Recon Capital Partners, LLC (Adviser)

Garrett Paolella

Managing Partner and Chief Executive Officer

Mr. Paolella has been employed by the Adviser or related entities since January 2012. As Chief Executive Officer, he oversees all operations of the firm. Prior to joining Recon Capital, Mr. Paolella served as an Executive Director of MKM Partners a Sales, Trading & Research firm where he covered Hedge Funds, Mutual Funds, and other Institutional firms from 2008-2012. Mr. Paolella also owned and operated several other companies spanning financial services, real estate, and manufacturing. Mr. Paolella currently serves as Chairman of the Center for Advanced Financial Education (CAFÉ) Advisory Board at the Mario J. Gabelli School of Business. The Board’s primary purpose is overseeing a nationally recognized portfolio management program.

Kevin Kelly

Chief Investment Officer & Managing Partner

Mr. Kelly has been employed by the Adviser or related entities since 2011.  As Chief Investment Officer, he oversees all research and investment strategies.  Prior to joining the investment adviser, Mr. Kelly served as a Portfolio Manager for a hedge fund from 2008 to 2011 where he focused on equities and equity derivatives. Mr. Kelly also previously worked for Goldman, Sachs & Co. in San Francisco, for a wealth management team performing due diligence on companies, assets, and investment managers.  Mr. Kelly has also worked at Deutsche Bank on its US Private Placement’s Debt Team in London assisting in originating, syndicating, and executing private bond issues of offshore companies sold to qualified institutional buyers.  His duties included performing analysis of client credit spreads, monitoring treasury rates, swaps curves, LIBOR, credit ratings and all non-USD denominated transactions.

Jonathan Molchan

Senior Analyst

Prior to joining Recon Capital, Mr. Molchan was a Trader and Risk Manager for a $1 billion long/short equity fund, which included a global macro portfolio, at Catapult Capital LLC, a Millennium Partners LP company, based in Old Greenwich, CT. Mr. Molchan traded equities, futures and options and was responsible for monitoring desk exposures and analyzing market conditions to identify material impacts to portfolios due to market correlations, global economic releases and monetary policy commentary. Prior to Catapult, Mr. Molchan worked at JP Morgan in New York, NY in the Commodities Division. Mr. Molchan started in the hedge fund industry at SAC Capital Advisors LP in Stamford, CT. As an analyst, he supported portfolio managers globally who managed long/short equity and various exotic trading strategies. Mr. Molchan received a Bachelor of Science Degree in Finance from the John F. Welch College of Business at Sacred Heart University.

Troy Cates

Partner and Head of Trading

Troy Cates joined Recon Capital in September of 2014 as a Partner and Head of Trading. Previously, Mr. Cates was an Executive Director at MKM Partners, a Research, Sales and Trading firm based in Stamford, CT where he was an institutional execution trader focusing on US and International equities and the syndicate calendar from 2006 – 2014. Prior to MKM, he was a trader at Knight Capital Group. Mr. Cates started his career working as a market maker for Spencer Trask, a New York based venture capital firm, from 1998 – 2004. He has his series 4, 7, 55, and 63 security licenses. Mr. Cates graduated from University at Albany with a Bachelor of Science in Business Administration focusing on Finance and Marketing.

Crow Point Partners, LLC (Sub-Adviser)

Timothy P. O’Brien, CFA

Co-Founder, Principal and Co-Chief Investment Officer, Crow Point Partners, LLC.

Mr. O’Brien has been with Crow Point Partners, LLC, Inc. since he founded it in 2006. Prior to that, he was a lead portfolio manager at Evergreen Investments, Gabelli Management and Eaton Vance. Mr. O’Brien holds an undergraduate degree from the University of Massachusetts, Amherst, and an MBA from the University of Pennsylvania’s Wharton School of Business. Mr. O’Brien has been a professional investor for almost 30 years and has been a featured guest on Bloomberg TV and CNBC. Mr. O’Brien is often quoted in such financial media such as the Wall Street Journal, Dow Jones Newswires, Bloomberg, Fortune, and Barron’s.

Peter DeCaprio

Principal, Portfolio Manager, Co-Founder, Crow Point Partners, LLC.

Mr. DeCaprio co-founded Crow Point Partners in 2006. He serves as the firm’s Head of Trading and is a co-portfolio manager on the Crow Point Defined Risk Global Equity Income fund, the EAS Crow Point Alternatives fund, and other private L.P. vehicles. Previously, Mr. DeCaprio worked at Evergreen Investments as a senior analyst covering the utility, telecommunications, and media sectors. Prior to Evergreen, Mr. DeCaprio was a senior equity analyst at Thomas Weisel Partners. He has also worked as an analyst at BancBoston Robertson Stephens, Dillon Read and Co. Inc., Houlihan Lokey Howard and Zukin, and TIAA-CREF. He is a graduate of Duke University’s Fuqua School of Business, where he received his MBA, and Tufts University, where he received a Bachelor of Arts degree.

Amit Chandra, Ph.D, CFA

Portfolio Manager, Principal and Co-Chief Investment Officer, Crow Point Partners, LLC.

Mr. Chandra joined Crow Point Partners, LLC in 2012. Prior to joining the Adviser, Mr. Chandra worked at Wells Fargo and its predecessor, Evergreen Investments. Prior to that, Mr. Chandra was the Director of Quantitative Research and Global Asset Allocation at Aeltus Investment Management. In that role, he was responsible for the quantitative research underlying approximately $22 billion in domestic and international equity strategies as well as global asset allocation. In addition to the more conventional asset classes, these strategies also included a Market-neutral fund, a REIT Fund, and a family of TAA/Lifecycle funds. Prior to Aeltus Investments, Mr. Chandra was on the faculty of the W. Paul Stillman School of Business at Seton Hall University. He received a BS in electrical engineering and quantum physics from the Indian Institute of Technology, Kanpur and a Ph.D. in management science and finance from Pennsylvania State University. Mr. Chandra is a Chartered Financial Analyst, and a member of the Boston Securities Analysts Society, the American Finance Association, and the Chicago Quantitative Alliance

Andrew Tuttle

Portfolio Manager/Research Analyst, Crow Point Partners, LLC.

Mr. Tuttle has been with the Crow Point Partners, LLC, Inc. since 2007. Mr. Tuttle has more than 13 years’ experience in investment banking, distressed debt and equity research. Currently, he is a co-portfolio manager on the Crow Point Defined Risk Global Equity Income fund and the EAS Crow Point Alternatives fund. Previously, he was head of equity research at Crow Point. He has also worked at Cantor Fitzgerald, Jefferies & Co., Thomas Weisel Partners, and First Union National Bank. He is a graduate of Columbia University, where he received his MBA, and the College of William and Mary, where he received a Bachelor of Arts degree.

Charles Chen

Portfolio Manager, Chief Investment Officer, Crow Point Investment Management, LLC.

Charles Chen is Chief Investment Officer at Crow Point Investment Management LLC. (CPIM), a strategic partnership between Crow Point Partners, LLC and 20 Gates Management LLC. Mr. Chen joined CPIM from his position as Chief Investment Officer at 20 Gates, and has 19 years of experience in fixed income and derivatives markets. Most recently, he was the President & Chief Investment Officer at Newfleet Asset Management, overseeing all aspects of the institutional asset management business. Prior to founding Newfleet, Mr. Chen headed the asset management division of Securities Finance Trust Company (formerly Old Mutual US Trust Company) with over $50 billion in assets under management. Mr. Chen has also been a Portfolio Manager with Credit Suisse First Boston, managing the $40 billion internal portfolio of its Investment Banking Division which included bank loans, credit derivatives, two landmark CLOs and five off-balance sheet conduit portfolios. He is a seasoned portfolio manager with expertise in the management, trading and structuring of credit risk; possessing in-depth knowledge of fixed income and derivative markets. Charles received a BA in Economics from the University of Wisconsin – Madison.

Ian Arvin

Portfolio Manager, Chief Investment Officer, Crow Point Investment Management, LLC.

Ian Arvin is an experienced Portfolio Manager, Product Developer and Quantitative Researcher working at Institutional Asset Management firms from 1996-2004. Founded an independent cutting-edge quantitative research company, Innovative Quant Solutions, in 2004 to provide dynamic US and International equity models to Institutional and Hedge Fund managers. Since 2011, focused on developing tactical strategies using proprietary methodologies to protect against downside risk while participating or outperforming on the upside. Ian is a CFA, earned his MBA from MIT Sloan and his BS from Cornell University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

FUND EXPENSES

In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, interest, taxes, banking fees, expenses of legal services, expenses of the auditing and other services of its independent registered public accounting firm, stock exchange listing fees, the costs of shareholder meetings and of preparing, printing, mailing proxy statements and soliciting proxies, costs of printing share certificates (if any) and shareholder reports, charges of the Fund’s custodian, charges of the transfer agent and dividend disbursing agent, charges of any provider of shareholder services and market support to the Fund, SEC fees, fees of Independent Trustees, expenses of the Trustees, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of its Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers, Trustees and officers liability policy, expenses of qualifying the Fund for sale in various states, and the Fund’s pro rata portion of the compensation of personnel of the Advisers who perform shareholder servicing functions, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund including fees payable to the Fund’s various service providers. Such expenses also will include expenses of any action, suit or other proceedings in which or in relation to which, among others, an Adviser or any Trustee is entitled to indemnity by the Fund. The Fund also will be responsible for all commissions and other costs of portfolio transactions and any extraordinary expenses that may be incurred by the Fund from time to time.

Control Persons

A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. As of the date of this prospectus, the Fund could be deemed to be under control of Diane DeCaprio, who had voting authority with respect to approximately 100% of the value of the outstanding interests in the Fund on such date. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders.

NET ASSET VALUE

The Fund will calculate its net asset value as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

With respect to the valuation of securities held by the Fund, the Fund will generally value such assets as described below. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, or deemed unreliable for a security, or if a security’s value may have been materially affected by events occurring after the close of a securities market on which the security principally trades, but before the Fund calculates its net asset value, securities will be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask prices. In this respect, the Advisers participate in the valuation process by preparing the fair valuation for any such securities as per approved procedures and pursuant to a fair value process developed in coordination with the Administrator. The Advisers’ process is tested and subject to ongoing and periodic monitoring by the Advisers and the Administrator. The Board has delegated execution of these procedures to the Fund’s treasurer or assistant treasurer, administrator and Advisers. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

In cases where a fair valuation of securities is applied, the Fund’s net asset value will reﬂect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. This fair value may also vary from valuations determined by other funds using their own fair valuation procedures. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Fund, Administrator and Advisers may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund. In computing the net asset value, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange (the “NYSE”). Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its net asset value, the Administrator may need to price the security using the Fund’s fair value pricing guidelines.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

With respect to any portion of the Fund’s assets that are invested in one or more ETFs, the Fund’s net asset value is calculated based upon value the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded.

As a result of investments by the Fund or other investment vehicles accessed by the Fund, if any, in foreign securities or other instruments denominated in currencies other than the U.S. dollar, the net asset value of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of these instruments denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

Expenses of the Fund, including the Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund’s net asset value if the judgments of the Board, the Advisers, or the Investment Managers regarding appropriate valuations should prove incorrect.

CONFLICTS OF INTEREST

Time and Attention

The Advisers or their affiliates provide or may provide investment advisory, administrative and other services to various entities. The Advisers and certain of their investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Advisers and their affiliates, “Other Accounts”). The Fund has no interest in these activities. As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Fund’s investment portfolio will be engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and Other Accounts. Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

Allocation of Investment Opportunities; Trade Aggregation

There may be a conflict of interest in the allocation of investment opportunities among the Fund and the other funds or accounts to which the Sub-Adviser provides investment advice and that pursue a substantially similar investment strategy of the Fund (the “Crow Point Funds”). The Sub-Adviser and its affiliates intend to allocate investment opportunities in a manner which is believed to be appropriate and in the best interests of all the entities involved. While allocations between the Fund and the Crow Point Funds are generally made on a pro rata basis in proportion to the relative equity of each, there can be no assurances that an investment opportunity which comes to the attention of the Sub-Adviser and its affiliates will not be allocated wholly or primarily to the Crow Point Funds, with the Fund being unable to participate in such investment opportunity or participating only on a limited basis. If, in the discretion of the Sub-Adviser, the Fund and/or one or more of the Crow Point Funds should not participate in a particular investment opportunity for tax or regulatory reasons, such investment opportunity is allocated only to the accounts not affected by such tax or regulatory reasons. To the extent an investment is not allocated pro rata, the Fund could incur a disproportionate amount of income or loss related to such investment relative to the Crow Point Funds.

The Fund could be disadvantaged because of activities conducted by the Sub-Adviser or its affiliates for the other Crow Point Funds as a result of, among other things: legal restrictions on the combined size of positions which may be taken for all accounts managed by the Sub-Adviser or its affiliates, thereby limiting the size of the Fund’s position; and the difficulty of liquidating an investment for more than one account where the market cannot absorb the sale of the combined positions. In addition, there may be circumstances under which the Sub-Adviser or its affiliates will consider participation by the Crow Point Funds in investment opportunities in which the Sub-Adviser does not intend to invest, or intends to invest only on a limited basis, on behalf of the Fund. The Investment Manager and its affiliates will evaluate for the Fund and the Crow Point Funds a variety of factors which may be relevant in determining whether a particular situation or strategy is appropriate and feasible for the Fund or any Crow Point Fund at a particular time, including the nature of the investment opportunity taken in the context of the other investments at the time, the liquidity of the investment relative to the needs of the particular entity, the investment or regulatory limitations on the particular entity and the transaction costs involved. Because these considerations may differ for the Fund and one or more of the Crow Point Funds in the context of any particular investment opportunity, investment activities of the Fund and the Crow Point Funds may differ considerably from time to time.

Purchase and sale orders for the Fund will generally be combined with purchase and sale orders for the Crow Point Funds, with each entity paying its pro rata share of the total commission and paying or receiving its pro rata share of the total cost or sales proceeds. From the standpoint of the Fund, simultaneous identical portfolio transactions for the Fund and the Crow Point Funds may decrease the prices received, and increase the prices required to be paid, by the Fund for its portfolio sales and purchases.

Financial Intermediaries

The Advisers also intend to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof (“financial intermediaries”) in connection with the distribution of Shares in the Fund or for their ongoing servicing of Shares acquired by their clients. Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall NAV of the Fund, or a fee determined in some other method by negotiation between an Adviser and such financial intermediaries. Financial intermediaries may also charge investors, at the financial intermediaries’ discretion, a placement fee based on the purchase price of Fund Shares purchased by the investor. As a result of the various payments that financial intermediaries may receive from investors and an Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Shares in the Fund may be greater than the compensation it may receive for the distribution of other investment products. This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund. For example, the Fund, the Advisers, or investment vehicles managed or sponsored by the Advisers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary. As such, certain conflicts of interest may exist between such persons and a financial intermediary. Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund. Such entities may compete with the Fund for investment opportunities and may invest directly in such investment opportunities. Financial intermediaries that invest in a portfolio company may do so on terms that are more favorable than those of the Fund. Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Shares of the Fund. Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Shareholder’s objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefore in connection with transactions in which such third parties have interests which may conflict with those of the Fund. A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund or a portfolio company. A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund or a portfolio company. These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, distributor, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.

In addition, issuers of securities held by the Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market. The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund. No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund. Such opportunities may be subject to different terms than those applicable to an investment in the Fund, including with respect to fees and the right to receive information.

Directors, principals, officers, employees and affiliates of the Advisers may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Advisers, or by the Advisers for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts that are the same as, different from or made at a different time than, positions taken for the Fund.

PURCHASES OF SHARES

Purchase Terms

The Fund will accept initial and additional purchases of Shares as of the first day of each calendar month. The investor must submit a completed Investor Application form five business days before the applicable purchase date. All purchases are subject to the receipt of immediately available funds three business days prior to the applicable purchase date in the full amount of the purchase. An investor who misses one or both of these deadlines will have the effectiveness of its investment in the Fund delayed until the following month. Despite having to meet the earlier application and funding deadlines described above, the Fund does not issue the Shares purchased (and an investor does not become a Shareholder with respect to such Shares) until the applicable purchase date, i.e., the first day of the relevant calendar month. Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date. Any amounts received in advance of the initial or subsequent purchases of Shares are placed in a non-interest-bearing account with the Transfer Agent (as defined herein) prior to their investment in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended. The Fund reserves the right to reject any purchase of Shares in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective investor.

The minimum initial investment in the Fund from each investor is $25,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and additional investments may be reduced by the Fund with respect to employees, officers or Trustees of the Fund, an Adviser or their affiliates. The Fund may repurchase all of the Shares held by a Shareholder if the Shareholder’s account balance in the Fund, as a result of repurchase or transfer requests by the Shareholder, is less than $25,000. Initial and any additional purchases of Shares of the Fund by any Shareholder must be made via wire transfer of funds. Payment for each initial or subsequent additional purchases of Shares must be made in one installment.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow you to be identified. If your identification is not abled to be verified, the Fund reserves the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law. The Fund has implemented an anti-money laundering compliance program, which includes designation of an anti-money laundering compliance officer.

REPURCHASES AND TRANSFERS OF SHARES

 No Right of Redemption

No Shareholder or other person holding Shares acquired from a Shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund may from time to time offer to repurchase Shares pursuant to written tenders by Shareholders. Share repurchases will not commence for at least six months following commencement of Fund operations. Beginning after such date, the Advisers will recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from Shareholders on a quarterly basis in an amount not to exceed 25% of the Fund’s NAV (the “Share Repurchase Program”). Upon commencement of the Share Repurchase Program, any repurchase of Shares from a Shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an early repurchase fee equal to 2% of the NAV of any Shares repurchased by the Fund (the “Early Repurchase Fee”). If an Early Repurchase Fee is charged to a Shareholder, the amount of such fee will be retained by the Fund.

The Advisers expect that they will recommend to the Fund’s Board that the Fund offer to repurchase Shares from Shareholders quarterly, approximately 20 days prior to the end of the calendar quarter. Each such repurchase offer will generally commence approximately 21 to 42 days prior to the repurchase date. The Fund expects to pay repurchase proceeds to tendering Shareholders within 7 days of the effective repurchase date. There is no minimum amount of Shares that must be repurchased in any repurchase offer.

In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board will consider the following factors, among others:

•	whether any Shareholders have requested to tender Shares to the Fund;
•	the liquidity of the Fund’s assets;
•	the investment plans and working capital and reserve requirements of the Fund;
•	the relative economies of scale of the tenders with respect to the size of the Fund;
•	the history of the Fund in repurchasing Shares;
•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
•	any anticipated tax consequences to the Fund of any proposed repurchases of Shares; and
•	the recommendations of the Advisers.

The Fund will repurchase Shares from Shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all Shareholders. When the Board determines that the Fund will repurchase Shares, notice will be provided to Shareholders describing the terms of the offer, containing information Shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Shareholders deciding whether to tender their Shares during the period that a repurchase offer is open may obtain the Fund’s NAV per share by contacting the Fund during the period. If a repurchase offer is oversubscribed by Shareholders who tender Shares, the Fund may repurchase a pro rata portion of the Shares tendered by each Shareholder, extend the repurchase offer, or take any other action with respect to the repurchase offer permitted by applicable law.

Repurchases of Shares from Shareholders by the Fund will generally be paid in cash within 7 days of the effective repurchase date. Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Shares from Shareholders by the applicable repurchase offer deadline.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Advisers would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment related expenses as a result of higher portfolio turnover rates. The Advisers intend to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Shares.

A Shareholder tendering for repurchase only a portion of the Shareholder’s Shares will be required to maintain an account balance of at least $10,000 after giving effect to the repurchase. If a Shareholder tenders an amount that would cause the Shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase all of a Shareholder’s Shares at any time if the aggregate value of such Shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. This right of the Fund to repurchase Shares compulsorily may be a factor which Shareholders may wish to consider when determining the extent of any tender for purchase by the Fund.

The Fund may also repurchase Shares of a Shareholder as of any date without consent or other action by the Shareholder or other person if the Fund determines that:

•	the Shares have been transferred or have vested in any person other than by operation of law as the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder or with the consent of the Fund, as described below;
•	ownership of Shares by a Shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;
•	continued ownership of Shares by a Shareholder may be harmful or injurious to the business or reputation of the Fund, the Board, an Adviser or any of their affiliates, or may subject the Fund or any Shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;
•	any of the representations and warranties made by a Shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;
•	with respect to a Shareholder subject to Special Laws or Regulations, the Shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares; or
•	it would be in the best interests of the Fund for the Fund to repurchase the Shares.

In the event that an Adviser or any of its affiliates holds Shares in the capacity of a Shareholder, the Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly.

Because the Fund makes repurchase offers of a limited number of its outstanding shares to its shareholders each quarter, it is sometimes called an “Interval Fund.” Please note that the Fund does not make such repurchase offers in reliance upon Rule 23c-3 under the 1940 Act.

Transfers of Shares

Shares may be transferred only:

· by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Shareholder; or

· under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

A Shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

In subscribing for Shares, a Shareholder agrees to indemnify and hold harmless the Fund, the Board of Trustees, the Advisers, each other Shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that Shareholder in violation of these provisions or any misrepresentation made by that Shareholder or a substituted Shareholder in connection with any such transfer.

NON-LISTED CLOSED-END FUND STRUCTURE

 Closed-end Fund; Liquidity Risks. The Fund is a non-diversified closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value.

Limitations on Transfer; Shares Not Listed; No Market for Shareholder Shares. The transferability of Shares is subject to certain restrictions contained in the Fund’s Agreement and Declaration of Trust and is affected by restrictions imposed under applicable securities laws. Shares are not traded on any national securities exchange or other market. No market currently exists for Shares, and the Fund contemplates that one will not develop. The Shares are, therefore, not readily marketable. Although the Adviser and the Fund expect to recommend to the Board of Trustees that the Fund offer to repurchase Shares quarterly, no assurances can be given that the Fund will do so and, in any case, repurchases will not begin until two years after the Fund commences operations. Consequently, Shares should only be acquired by investors able to commit their funds for an indefinite period of time.

Repurchase Risks. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board of Trustees, in its sole discretion. With respect to any future repurchase offer, Shareholders tendering any Shares for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer (the “Notice Date”). The Notice Date generally will be five days prior to the date as of which the Shares to be repurchased are valued by the Fund (the “Valuation Date”). Tenders will be revocable upon written notice to the Fund until the Notice Date. Shareholders that elect to tender any Shares for repurchase will not know the price at which such Shares will be repurchased until the Fund’s net asset value as of the Valuation Date is able to be determined, which determination is expected to be able to be made only late in the month following that of the Valuation Date. It is possible that during the time period between the Notice Date and the Valuation Date, general economic and market conditions, or specific events affecting one or more underlying Investment Funds, could cause a decline in the value of Shares in the Fund. Moreover, because the Notice Date will be substantially in advance of the Valuation Date, Shareholders who tender shares of the Fund for repurchase will receive their repurchase proceeds well after the Notice Date. Shareholders who require minimum annual distributions from a retirement account through which they hold Shares should consider the Fund’s schedule for repurchase offers and submit repurchase requests accordingly. See “Repurchases and Transfers of Shares.”

VOTING RIGHTS OF COMMON SHAREHOLDERS

Each of the Fund’s common shareholders will have the right to cast a number of votes based on the number of common shares held at any meeting of shareholders called by the Trustees or shareholders holding at least a majority of the total number of votes eligible to be cast by all shareholders. Shareholders will be entitled to vote on any matter on which holders of equity securities of a registered investment company formed as a statutory trust under the laws of the State of Delaware would be entitled to vote, including selection of Trustees, changes to the Fund’s fundamental investment policies, and approval of the selection of any new investment adviser or sub-adviser to the Fund. Except for the exercise of their voting privileges, the Fund’s common shareholders will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund. See also “Description of Common Shares— Preferred Shares.”

TAXATION

The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and its common shareholders that should be considered by a prospective common shareholder. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has it obtained an opinion of counsel with respect to any of those matters.

The Fund intends to qualify for treatment as a regulated investment company (“RIC”) under the Code. As long as the Fund so qualifies, the Fund (but not its common shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to common shareholders. The Fund intends to distribute substantially all of such income and gains annually.

Distributions made from the Fund’s excess of net long-term capital gains over net short-term capital losses, or “net capital gain” (“capital gain dividends”), if properly reported by the Fund, are taxable to U.S. shareholders as long-term capital gains, regardless of the length of time the U.S. shareholder has owned common shares. Ordinary income and capital gain dividends are taxable to common shareholders even if they are reinvested in additional common shares of the Fund. Distributions in excess of the Fund’s current and accumulated earnings and profits (which represent a return of capital, meaning a return to shareholders of the money they originally invested in the Fund) will first reduce the adjusted tax basis of a common shareholder’s common shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such common shareholder. The Fund will provide its common shareholders with a written notice reporting the amount of dividends paid during the year that qualify as capital gain dividends, as qualified dividend income, and as ordinary income dividends.

To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy certain source-of-income, asset diversification and distribution requirements. If, in any taxable year, the Fund fails to qualify as a RIC, the Fund would be taxed in the same manner as an ordinary corporation and could be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions in order to requalify for taxation as a RIC. For more information, see “Tax Aspects” in the SAI.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS THAT ARE PERTINENT TO PROSPECTIVE INVESTORS. THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS. THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISERS WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

PLAN OF DISTRIBUTION

The Fund is offering on a continuous basis up to 5 million Shares. Northern Lights Distributors, LLC acts as the Distributor on a best efforts basis, subject to various conditions. The minimum initial investment is $25,000. Subscriptions will be effective only upon the Fund’s acceptance and the Fund reserves the right to reject any subscription in whole or in part. Shares will not be listed on any national securities exchange. See “Fund Expenses.”

Under the terms of a distribution agreement (the “Distribution Agreement”) with Distributor, the Distributor will directly distribute Shares to investors and is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Shareholders holding Shares. The Fund will pay a monthly fee out of the net assets of Shares at the annual rate of 0.10% of the aggregate net asset value of the Shares, determined and accrued as of the last day of each calendar month (before any repurchases of Shares) (the “Distribution and Servicing Fee”). The Distributor will pay various Selling Agents substantially all of the Distribution and Servicing Fee which they will use to compensate their brokerage representatives for Shares sales and support. The Distribution and Servicing Fee is charged on an aggregate Fund-wide basis, and Shareholders will be subject to the Distribution and Servicing Fee as long as they hold their Shares. Each compensated broker, dealer or other financial advisor is paid by the Distributor based on the aggregate net asset value of outstanding Shares held by Shareholders that receive services from such broker, dealer or other financial advisor. The Distributor may directly distribute Shares to investors, and for such directly distributed shares, will retain a portion of the Distribution and Servicing Fee to compensate its brokerage representatives for their Shares sales and support.

The Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain Selling Agents and other intermediaries, including the Distributor, for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services. Generally, the minimum required initial purchase by each investor is $25,000. Once a prospective investor’s order is received, a confirmation will be sent to the investor. The investor’s account with the Distributor or Selling Agent will be debited for the purchase amount, which will be deposited into an account with the Transfer Agent. See “Purchases of Shares — Purchase Terms.”

DISTRIBUTIONS AND DIVIDENDS

Commencing with the Fund’s initial distribution, the Fund intends to make regular monthly cash distributions of all or a portion of its income to its common shareholders. The Fund expects to declare the initial monthly dividend on the Fund’s common shares and pay its initial distribution within approximately 45 to 60 days after the completion of this offering and pay its initial distribution within approximately 60 to 90 days after the completion of this offering. The Fund may pay capital gain distributions annually, if available. The Fund may seek an exemptive order from the SEC to allow the Fund to pay capital gains distributions more frequently than annually, but there can be no assurance that the Fund will seek, or that the SEC would issue, such an exemptive order.

If an investor buys common shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend. While the receipt of dividends shortly after a purchase of common shares by an investor may seem like a windfall to an investor, such dividends generally will have the effect of reducing the per common share net asset value of the investor’s common shares by the per common share amount of the dividends, subject to other market fluctuations. Such dividends are generally subject to U.S. federal income tax at ordinary income or capital gain rates. A return of capital is in effect a return of a portion of an investor’s original investment in the Fund. Accordingly, the timing of the purchase of the common shares may result in a return of a portion of the investment as taxable income. Therefore, prior to purchasing common shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced.

The Fund’s distributions generally are taxable to common shareholders. The Fund anticipates that, due to the U.S. federal income tax characterization of cash distributions made by some companies in which the Fund may invest, a small portion of the Fund’s distributions to common shareholders may also consist of tax-advantaged return of capital for U.S. federal income tax purposes. In general, such distributions will constitute a return of capital to a common shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will not be subject to U.S. federal income tax currently, but will result in a corresponding reduction in a shareholder’s basis in the Fund’s common shares and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells or exchanges common shares of the Fund. To permit it to maintain a more stable monthly distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. Shareholders will automatically have all distributions reinvested in common shares issued by the Fund or common shares of the Fund purchased on the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. Common shareholders who receive dividends in the form of additional common shares will be subject to the same U.S. federal, state and local tax consequences as common shareholders who elect to receive their dividends in cash. See “Dividend Reinvestment Plan.”

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its “net capital gain” (which is the excess of net long-term capital gains over net short-term capital losses). The Fund will pay common shareholders annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund’s investment company taxable income, such as its asset mix. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period.

DIVIDEND REINVESTMENT PLAN

Under the Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. A participant in the Plan may elect to receive all dividends in cash by contacting the Plan agent in writing at the address specified below or by calling the Plan agent at 1-855-282-1100.

Under the Plan, whenever the market price of the common shares, including brokerage commissions, is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not a trading day on the NYSE, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value. The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan agent in non-certificated form in the name of the participant. Shares in the account of each Plan participant will be held by the Plan agent in non- certificated form in the name of the participant. Under no circumstances will certificates be issued to participants.

In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan. A Plan participant may terminate his or her account under the Plan by notifying the Plan agent in writing to the address specified below or by telephone at 1-855-282-1100. A termination will be effective immediately if notice is received by the Plan agent more than three (3) business days prior to any dividend or distribution payment date. If such notice is received less than three (3) business days prior to any dividend or distribution payment date, then such dividend or distributed will be reinvested, and such termination shall be effective with respect to any subsequent dividends or distributions. If the Plan participant elects by written notice to the Plan agent in advance of such termination to have the Plan agent sell part or all of such Plan participant’s shares and remit the proceeds to him or her, the Plan agent is authorized to deduct $15.00 per transaction plus commissions of $0.10 per share for this transaction from the proceeds. The Fund reserves the right to amend or terminate its Plan as applied to any distribution paid subsequent to written notice of the change sent to the members of such Plan at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan agent on at least 30 days’ written notice to the participants in such Plan. Neither the Fund nor the Plan agent shall be liable for any act performed in good faith or any good faith omission to act in connection with the matters discussed in this “Dividend Reinvestment Plan” section, including, without limitation, any claim of liability (i) arising out of any failure to terminate a participant’s account, sell shares held in the Plan, or invest dividends; or (ii) with respect to the prices at which shares are purchased or sold for the participant’s account and the time such purchases or sales are made.

For more information about the Plan you may contact the Plan agent in writing at 17605 Wright Street, Suite 2, Omaha, NE 68130, or by calling the Plan agent at 1-855-282-1100. You can also access your account online at the website [ ____________] .

ADMINISTRATOR, ACCOUNTING AGENT AND TRANSFER AGENT

Gemini Fund Services, LLC, located at 80 Arkay Drive, Hauppauge, NY, 11788, serves as Administrator, Accounting Agent and Transfer Agent. For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services.

CUSTODIAN

The Fund has entered into a Custody Agreement, dated May 16, 2016, with Huntington National Bank. Under the terms of this agreement, Huntington National Bank will serve as custodian of the Fund’s assets. The Custodian’s address is 7 Easton Oval EA4E70, Columbus, OH 43219.

PRIVACY POLICY

The Fund, Adviser and Sub-Adviser take the privacy of client and customer information very seriously. For more information, please see our privacy policy notice:

Financial companies choose how they share your personal information. This notice provides information about how we collect, share, and protect your personal information, and how you might choose to limit our ability to share certain information about you. Please read this notice carefully.

All financial companies need to share customers’ personal information to run their everyday businesses. Accordingly, information, confidential and proprietary, plays an important role in the success of our business. However, we recognize that you have entrusted us with your personal and financial data, and we recognize our obligation to keep this information secure. Maintaining your privacy is important to us, and we hold ourselves to a high standard in its safekeeping and use. Most importantly, Crow Point Partners, LLC does not sell its customers’ non-public personal information to any third parties. Crow Point Partners, LLC uses its customers’ non-public personal information primarily to complete financial transactions that its customers request or to make its customers aware of other financial products and services offered by a Crow Point Partners, LLC affiliated company.

Crow Point Partners, LLC may collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you may give us orally;

•	Information about your transactions with us or others;

•	Information you submit to us in correspondence, including emails or other electronic communications; and

Crow Point Partners, LLC does not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except that we may disclose the information listed above, as follows:

•	It may be necessary for Crow Point Partners, LLC to provide information to nonaffiliated third parties in connection with our performance of the services we have agreed to provide you. For example, it might be necessary to do so in order to process transactions and maintain accounts.

•	Crow Point Partners, LLC will release any of the non-public information listed above about a customer if directed to do so by that customer or if Crow Point Partners, LLC is authorized by law to do so, such as in the case of a court order, legal investigation, or other properly executed governmental request.

•	In order to alert a customer to other financial products and services offered by an affiliate, Crow Point Partners, LLC may share information with an affiliate, including companies using the Crow Point Partners, LLC name. Such products and services may include, for example, other investment products offered by a Crow Point Partners, LLC company. If you prefer that we not disclose non-public personal information about you to our affiliates for this purpose, you may direct us not to make such disclosures (other than disclosures permitted by law) by calling 1 (855) 679-9166. If you limit this sharing and you have a joint account, your decision will be applied to all owners of the account.

We will limit access to your personal account information to those agents and vendors who need to know that information to provide products and services to you. Your information is not provided by us to nonaffiliated third parties for marketing purposes. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information.

As required by federal law, Crow Point Partners, LLC will notify customers of Crow Point Partners, LLC’s Privacy Policy annually. Crow Point Partners, LLC reserves the right to modify this policy at any time, but in the event that there is a change, Crow Point Partners, LLC will promptly inform its customers of that change.

LEGAL MATTERS

Certain legal matters in connection with the Fund’s common shares will be passed upon for the Fund by and Thompson Hine LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

  The independent registered public accounting firm of the Fund is BBD, LLP.

ADDITIONAL INFORMATION

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

Inquiries concerning the Fund and its shares should be directed to the Fund’s Transfer Agent at 1-855-282-1100.

CROW POINT GLOBAL DIVIDEND PLUS FUND

STATEMENT OF ADDITIONAL INFORMATION

The Crow Point Global Dividend Plus Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated June 24, 2016. This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling 1-855-282-1100. The prospectus and this Statement of Additional Information are part of the registration statement filed with the Securities and Exchange Commission (the “Commission”), Washington, D.C., which includes additional information regarding the Fund. The registration statement may be obtained from the Commission upon payment of the fee prescribed, inspected at the Commission’s office at no charge or inspected on the Commission’s website at http://www.sec.gov. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated June 24, 2016.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

THE FUND

The Crow Point Global Dividend Plus Fund was formed as a Delaware statutory trust on February 23, 2015, and is registered under the Investment Company Act of 1940 as a closed-end, non-diversified management investment company. Recon Capital Partners, LLC serves as the Fund’s investment adviser (the “Adviser”) and Crow Point Partners, LLC, serves as the Fund’s sub-adviser (the “Sub-Adviser” and with the Adviser, each an “Adviser” and collectively the “Advisers”).

FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted certain fundamental investment policies and restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the Investment Company Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the affirmative vote of the lesser of: (a) more than 50% of its outstanding shares; or (b) 67% or more of the voting securities present at a shareholders’ meeting (provided that more than 50% of its outstanding shares are represented at the meeting in person or by proxy). If a fundamental policy and restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentages will not be considered a violation of any of these fundamental policies and restrictions if these increases or decreases in percentages result solely from increases or decreases in the total amount of the Fund’s assets or changes in the values of portfolio investments.

The following are fundamental policies that may be changed only with shareholder vote:

(1) The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(2) The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

(3) The Fund may not purchase or sell commodities or commodities contracts. This restriction shall not prohibit the Fund from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

(4) The Fund may make loans, only as permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5) The Fund may not concentrate its investments in any industry, with the exception of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(6) The Fund may borrow money only as permitted under the Investment Company Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(7) The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The Fund interprets each of these fundamental investment policies and restrictions under the Investment Company Act, the rules and regulations under the Investment Company Act, and the SEC’s and its staff’s interpretations of the Investment Company Act.

NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The rest of the Fund’s investment policies, including its investment objectives described under “Investment Objectives” in the prospectus and the Fund’s policy of investing, under normal market conditions, a substantial portion of its assets in long and short positions in common and preferred stocks of companies in the MSCI All Country World Index (the “Index”), and its policies with respect to the use of leverage, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. Shareholders, however, will be notified in writing of any change at least 60 days prior to effecting any such change in accordance with SEC rules. The Fund interprets each non-fundamental investment policy and restriction under the Investment Company Act, the rules and regulations under the Investment Company Act, and the SEC’s and its staff’s interpretations of the Investment Company Act.

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ADDITIONAL RISK FACTORS

No Operating or Trading History.

The Fund is a newly organized, non-diversified, closed-end investment company, and it has no operating history. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of an investment in the Fund could decline substantially. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market or economic conditions.

Market Risk.

Investing in the Fund involves market risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Common Stock Risk.

Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Foreign Securities Risk.

The Fund may invest in Foreign Securities. Such investments involve certain risks not involved in domestic investments. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States and, therefore, the prices of Foreign Securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payments of principal and interest to investors located outside the country. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Foreign Securities. The Fund will be subject to additional risks if it invests in Foreign Securities, which include seizure or nationalization of foreign deposits. Foreign Securities may trade on days when the Fund’s common shares are not priced or traded. Rules adopted under the Investment Company Act permit the Fund to maintain its Foreign Securities and foreign currency in the custody of certain eligible non-U.S. banks and securities depositories, and the Fund generally holds its Foreign Securities and foreign currency in foreign banks and securities depositories. Some foreign banks and securities depositories may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight of their operations. Also, the laws of certain countries limit the Fund’s ability to recover its assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. In addition, it is often more expensive for the Fund to buy, sell and hold securities in certain foreign markets than in the United States. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments and typically results in a higher operating expense ratio for the Fund than for investment companies invested only in the United States.

Certain banks in foreign countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or the Fund may incur additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting portfolio transactions on a timely basis with respect to any securities of issuers held outside their countries.

The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries. Any of these actions could severely affect securities prices or

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impair the Fund’s ability to purchase or sell Foreign Securities or transfer the Fund’s assets or income back into the United States, or otherwise adversely affect the Fund’s operations. In addition, the U.S. Government has from time to time in the past imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Fund. If such restrictions should be reinstituted, it might become necessary for the Fund to invest all or substantially all of its assets in U.S. securities.

Other potential foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing legal judgments in foreign courts and political and social instability. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in foreign countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Adviser to completely and accurately determine a company’s financial condition.

Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as such regulations exist in the United States. They also may not have laws to protect investors that are comparable to U.S. securities laws. For example, some foreign countries may have no laws or rules against insider trading. Insider trading occurs when a person buys or sells a company’s securities based on material non-public information about that company. In addition, some countries may have legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its Foreign Securities.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments. Communications between the United States and foreign countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement. At times, settlements in certain foreign countries have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be un-invested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable for any losses incurred.

While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange (the “NYSE”). Accordingly, the Fund’s Foreign Securities may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.

A number of countries have authorized the formation of closed-end investment companies to facilitate indirect foreign investment in their capital markets. In accordance with the Investment Company Act, the Fund may invest up to 10% of its Total Assets in securities of closed-end investment companies, not more than 5% of which may be invested in any one such company. This restriction on investments in securities of closed-end investment companies may limit opportunities for the Fund to invest indirectly in certain smaller capital markets. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their NAVs. If the Fund acquires shares in closed-end investment companies, shareholders would bear both their proportionate share of the Fund’s expenses (including investment advisory fees) and, indirectly, the expenses of such closed-end investment companies. The Fund also may seek, at its own cost, to create its own investment entities under the laws of certain countries.

Emerging Markets Risk.

The Fund may invest in Foreign Securities of issuers in so-called “emerging markets” (or lesser developed countries). Such investments are particularly speculative and entail all of the risks of investing in Non-U.S. Securities but to a heightened degree. “Emerging market” countries generally include every nation in the world except developed countries, that is, the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national

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interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.

Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely.

Many emerging markets have histories of political instability and abrupt changes in policies and these countries may lack the social, political and economic stability characteristic of more developed countries. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund’s investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for the Fund.

Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. In addition to withholding taxes on investment income, some countries with emerging markets may impose differential capital gains taxes on foreign investors.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable. The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition, communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

Foreign Currency Transactions Risk.

If the Fund invests directly in non-U.S. currencies or in securities that trade in, and receive revenues in, non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, governmental intervention, the imposition of currency controls, policies of supranational entities such as the International Monetary Fund, or other international or political developments. As a result, the Fund’s investments in, or denominated in, foreign currency may adversely affect the Fund’s performance. To the extent that the Fund engages in foreign currency transactions that are economically tied to emerging market countries, these currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in currencies of developed countries.

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Management Risk.

The Fund is subject to management risk because its portfolio will be actively managed. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund, as a registered closed-end investment company, is subject to regulations under the Investment Company Act. These regulations are complex and often subject to varying degrees of formal and information interpretation by courts, the SEC and the SEC staff, and at times these interpretations may be at odds with each other.

High Portfolio Turnover Risk.

The Fund’s actively-managed strategy may also result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

Other Registered Investment Companies.

The Fund may invest in registered investment companies in accordance with the Investment Company Act to the extent consistent with the Fund’s investment objectives, including exchange-traded funds. The Fund may invest in other investment companies, and other investment companies may invest in the Fund, to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, an investment company generally may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no funds for which the Adviser acts as an adviser or sub-adviser or the Sub-Adviser acts as adviser or sub-adviser may, in the aggregate, own more than 10% of the voting stock of the Fund because it is a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions, for example, funds that invest in other funds within the same group of investment companies. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear the similar expenses of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others like the Fund are continuously offered at net asset value but limit opportunities for repurchases to certain dates. Many exchange-traded funds are exempt from these limitations. To the extent that the Fund invests in other funds, the Fund is subject to the fees and expenses of those funds, and the Fund’s shareholders would thus be subject to two layers of fund fees and expenses. The securities of other investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s common shares) will be diminished.

Quantitative Security Selection Risk.

To the extent the Fund uses quantitative techniques to generate investment decisions, its processes and security selection can be adversely affected if it relies on erroneous or outdated data. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Shorting Risk.

The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities. The Fund will have substantial short positions. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero. The Sub-Adviser’s use of short sales in combination with long positions in the Fund’s portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is also possible that the Fund’s long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund.

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Additionally, in times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able,

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fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for prolonged periods. The Fund must borrow those securities it sells short to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund.

Large Capitalization Company Risk.

The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

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Small Capitalization Risk.

The Fund may invest in securities of issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indices, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. See “Risk Factors and Special Considerations—Small Capitalization Risk.”

Leverage Risk.

The Fund will not use external leverage to seek to achieve its investment objectives, external leverage being defined as borrowing funds from banks or other financial institutions, reverse repurchase agreements, dollar rolls and/or the issuance of preferred shares, or leverage in the form of a revolving credit facility. However, the Fund, under normal market conditions, intends to use proceeds received from short sales to buy additional assets, thereby leveraging the Fund. (The Fund may also enter into shorting programs without incurring leverage.) By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long securities positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent.

Interest Rate Risk.

Rising interest rates may adversely affect the price of the securities held by the Fund. During periods of declining interest rates, the market price of debt securities generally rises, and the market price of equity securities that pay significant dividends or other income to holders may be similarly affected. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines with the market price of equity securities that pay significant dividends or other income again similarly affected. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of issuers, including MLPs, to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of such issuers. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Dividend-Paying Stock Risk.

The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend-paying stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. Depending upon market conditions, dividend-paying stocks that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. There is no guarantee that issuers of the stocks held by a Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Preferred Securities Risk.

Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments. See “Risk Factors and Special Considerations—Preferred Securities Risk.”

Commodity Price Risk.

Many of the issuers of securities in which the Fund invests may be in industry sectors that may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries (OPEC); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods

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Energy Sector Risk.

The Fund’s investment in the energy sector is subject to energy sector risks. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole, and a downturn in the energy sector could have an adverse effect on the Fund’s performance. To the extent a significant portion of the Fund is invested in the energy sector, the Fund may present more risks than if it were more broadly diversified over numerous industries and sectors of the economy. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole.

Utilities Risk.

The Fund’s investment in the securities of utility issuers may render the Fund susceptible to adverse economic, political or regulatory occurrences affecting such issuers. The utility industry generally includes companies involved in providing products, services or equipment for the generation or distribution of electricity, gas or water; telecommunications services; or infrastructure projects, such as airports. Various sectors of this industry and particular companies within the sector may not perform as well as the industry as a whole. See “Risk Factors and Special Considerations—Utilities Risk”.

Telecommunications Risk.

The telecommunications industry today includes both traditional telephone companies, with a history of broad market coverage and highly regulated businesses, and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry that is trending toward larger, competitive national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as wireless telephone services, paging, data transmission and processing, equipment retailing, computer software and hardware and internet services are becoming increasingly significant components as well. In particular, wireless and internet telephone services continue to gain market share at the expense of traditional telephone companies. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies that may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such companies and the growth rate of their dividends. Given mergers and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will continue to provide an expanding range of services to residential, corporate and governmental customers. Additionally, telecommunications companies can be adversely affected by, among other things, changes in government regulation, intense competition, dependency on patent protection, significant capital expenditures, heavy debt burdens and rapid obsolescence of products and services due to product compatibility or changing consumer preferences, among other things

Industrial Products, Services and Equipment Company Risk.

Industrial products, services and equipment companies may include manufacturers of civil or military aerospace and defense equipment, building components and home improvement products and equipment, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, providers of commercial printing services, and companies providing transportation services. Industrial products, services and equipment companies can be significantly affected by general economic trends, changes in consumer sentiment and spending, commodity prices, technological obsolescence, labor relations, legislation, government regulations and spending, import controls, and worldwide competition, and can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Financial Services Companies.

The Fund’s investments in financial services companies are subject to various risks. These risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations, and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial services companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man- made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

Real Estate Securities and Related Derivatives Risk.

The Fund may gain exposure to the real estate sector by investing in REITs, real estate-linked derivatives, and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to

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those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities. See “Risk Factors and Special Considerations—Real Estate Securities and Related Derivatives Risk.”

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) Risks.

The Fund also may purchase sponsored or unsponsored ADRs or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. The risks of investing in ADRs generally correspond to the risks of investing in the non-U.S. securities underlying the ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities. The Fund may also purchase similar instruments, such as Global Depositary Receipts and European Depositary Receipts, which have similar attributes and risks.

Calls, Puts and Other Option Transactions Risk.

The ability of the Fund to achieve current gains is partially dependent on the successful implementation of its option strategy. Risks that may adversely affect the ability of the Fund to successfully implement its option strategy include the following:

Risks Associated with Options on Securities Generally.

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Risks of Writing Options.

When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium. Additionally, because the Fund intends to engage in an options writing strategy consisting principally of writing put options on securities already held in its portfolio or securities that are candidates for inclusion in its portfolio, there is a risk that the Fund’s portfolio, and thus its net asset value and the market value of the common shares, will be particularly volatile and that the Fund could incur significant losses. The Fund may have to sell portfolio securities at inopportune times in order to raise cash to meet its obligation to purchase a security put to it. The risks entailed in potentially having to sell portfolio securities to raise cash to meet obligations under written puts is exacerbated by the fact that the purchasers of put options are more likely to exercise their right under the option to require the Fund to purchase the security underlying the put option in periods of market decline, therefore forcing the Fund to sell portfolio securities to raise cash in a declining market. These risks could increase the volatility of the Fund’s portfolio and result in losses and thus cause rapid decreases in the Fund’s net asset value and the market value of the common shares.

As the writer of a call option covered with a security held by the Fund, the Fund forgoes, during the option’s life, the opportunities to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. As the Fund writes such covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

If the Fund writes call options on indices or baskets of securities that include securities that are not in the Fund’s portfolio or that are not in the same proportion as securities in the Fund’s portfolio, the Fund will experience loss, which theoretically could be unlimited, if the value of the index or basket appreciates above the exercise price of the option written by the Fund.

Exchange-Listed Options Risks.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii)   restrictions may be imposed by an exchange on opening transactions or closing transactions or both;

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(iii)   trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Over-the-Counter Option Risk.

The Fund may write (sell) unlisted OTC options. Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Index Option Risk.

The Fund may sell index put and call options from time to time. The purchaser of an index put option has the right to any depreciation in the value of the index below the exercise price of the option on or before the expiration date. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the option on or before the expiration date. Because the exercise of index options is settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund will lose money if it is required to pay the purchaser of an index option the difference between the cash value of the index on which the option was written and the exercise price and such difference is greater than the premium received by the Fund for writing the option. The value of index options written by the Fund, which will be priced daily, will be affected by changes in the value of and dividend rates of the underlying common stocks in the respective index, changes in the actual or perceived volatility of the stock market and the remaining time to the options’ expiration. The value of the index options also may be adversely affected if the market for the index options becomes less liquid or smaller. Distributions paid by the Fund on its common shares may be derived in part from the net index option premiums it receives from selling index put and call options, less the cost of paying settlement amounts to purchasers of the options that exercise their options. Net index option premiums can vary widely over the short-term and long-term.

Limitation on Option Writing Risk.

The number of covered put and call options the Fund can write is limited by the Total Assets the Fund holds and is further limited by the fact that all options represent 100 share lots of the underlying common stock. Furthermore, the Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other

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investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Tax Risks Related to Writing Options.

Income on options on individual stocks will generally not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such options will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the tax basis of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

Options on indices of securities and sectors of securities will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors will be treated as short-term capital gain or loss to the extent of 40% of such gain or loss and long-term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. The Fund may engage in certain other derivative transactions, including the following:

Other Derivative Instruments.

The Fund may, but does not currently intend to, utilize other types of derivative instruments, primarily for hedging or risk management purposes. These instruments include futures, forward contracts, options on such contracts and interest rate, total return and other kinds of swaps. Each type of derivative subjects the Fund to risk of loss. These investment management techniques generally will not be considered senior securities if the Fund establishes in a segregated account, or earmarks on its books and records, cash or other liquid assets equal to the Fund’s obligations in respect of such techniques.

Hedging Risk.

There can be no assurance that any hedging activities of the Fund, including through derivative transactions, will be successful. For example, counterparties or instruments may be unavailable, which could leave the Fund with unintended exposure to risk or require the Fund to acquire or dispose of portfolio assets at an inopportune time, which could result in loss to the Fund. The Fund may also be subject to correlation risk, which is the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

Liquidity Risk.

Although the equity securities in which the Fund invests generally trade on major stock exchanges, certain securities may trade less frequently, potentially those of issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements.

Long-Term Objective; Not a Complete Investment Program.

The Fund is intended for investors seeking a high level of income over the long term. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in common shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Distribution Risk.

The Fund expects that much of the cash flow it receives will be derived from its investments in equity securities that pay dividends or other distributions. Such dividends or other distributions are not guaranteed and an issuer may forego paying dividends or other distributions at any time and for any reason. The amount and tax characterization of cash available for distribution by such issuers

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will vary, depending upon, among other things, the amount of cash generated by such entity’s operations. Cash flow available for distribution will vary from month to month.

Dodd-Frank Act.

Congress has enacted sweeping financial legislation, the Dodd-Frank Act, signed into law by President Obama on July 21, 2010, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow-on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. There can be no assurance that such legislation or regulation will not have a material adverse effect on the Fund. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.

The implementation of the Dodd-Frank Act could also adversely affect the Adviser, Sub-Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Adviser’s and Sub-Adviser’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Adviser, Sub-Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Adviser, Sub-Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

Issuer Risk.

The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk.

Credit risk is the risk that one or more fixed income securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “Risk Factors and Special Considerations—Not Investment Grade Risk.” In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Prepayment Risk.

During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or call risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (call protection). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

Reinvestment Risk.

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Duration and Maturity Risk.

The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Adviser may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected

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market conditions and all other factors that the Adviser deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time. The degree to which a security’s price will change as a result of changes in interest rates is measured by its “duration.” For example, the price of a fixed-income security with a 10-year duration would be expected under normal market conditions to decrease 10% for every 1% increase in interest rates. Conversely, the fixed-income security’s price would be expected to rise about 10% when interest rates fall by 1%. Generally speaking, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above.

Fixed Income Securities Risk.

The Fund also may invest in fixed income securities such as convertible securities, bonds, debentures, notes, stock, short-term discounted Treasury bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders. The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. See “Risk Factors and Special Considerations—Interest Rate Risk.” The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. The Fund could lose money if the issuer or guarantor of a fixed income security is unable or unwilling to meet its financial obligations. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer. The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

U.S. Government Securities Risk.

U.S. Government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. Government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. Government securities change as interest rates fluctuate. On August 5, 2011, Standard & Poor’s Corporation Ratings Group, a division of The McGraw- Hill Companies, Inc. (“S&P”), lowered its long-term sovereign credit rating on U.S. Government debt to AA+ from AAA. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Lower Grade Securities.

The Fund may invest in fixed-income and convertible securities rated in the lower rating categories of recognized statistical rating agencies (that is, below Baa3- by Moody’s Investors Service, Inc. or below BBB- by Standard & Poor’s Ratings Services or Fitch Ratings), or non-rated securities of comparable quality as determined by the Sub-Adviser. These securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal, and involve major risk exposure to adverse conditions. Debt securities that are rated in the lower rating categories (or unrated securities of comparable quality) are referred to in the financial press as “junk bonds.” Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower grade securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Sub-Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may

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include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters. In addition, the market value of securities in lower grade categories is more volatile than that of higher quality securities, and the markets in which such lower grade or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future. As part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Sub-Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate. See “Risk Factors and Special Considerations—Distressed and Defaulted Securities Risk.”

In addition to using statistical rating agencies and other sources, the Sub-Adviser will also perform its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Sub-Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries. Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Sub-Adviser will consider these events in determining whether the Fund should continue to hold the securities. Fixed income securities, including lower grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund. The market for lower grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

Registered Investment Companies Risk.

The Fund may invest in registered investment companies in accordance with the Investment Company Act to the extent consistent with the Fund’s investment objectives, including exchange traded funds. The Investment Company Act generally prohibits the Fund from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies. However, many exchange-traded funds are exempt from these limitations. To the extent that the Fund invests in other funds, the Fund is subject to the fees and expenses of those funds, and the Fund’s shareholders would thus be subject to two layers of fund fees and expenses. The securities of other investment companies in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s common shares) will be diminished.

Exchange Traded Notes Risk.

The Fund may invest in ETNs. ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark

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or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Fund characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Difficult-to-Value or Illiquid Investments Risk.

The Fund may invest in securities that are difficult to value or that are illiquid. It may be more difficult to sell illiquid securities at an attractive price, particularly if they are not publicly-traded. Where the Fund desires registration of the security, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Temporary Defensive Investments.

When a temporary defensive posture is believed by the Sub-Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments, and repurchase agreements in respect of those instruments, that the Sub-Adviser determines in its judgment to be of appropriate creditworthiness. Money market instruments in which the Fund may invest include obligations of the U.S. government, its agencies or instrumentalities; commercial paper that the Sub-Adviser determines to be investment grade, and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objectives during temporary defensive periods.

Market Disruption and Geopolitical Risk.

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s recent annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities, the outbreak of infectious diseases such as Ebola and other similar events, have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of these events cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares.

Economic Events.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 has generally subsided, uncertainty and periods of volatility remain, and risks to a robust resumption of growth persist. The policy of the Board of Governors of the Federal Reserve System (the “Federal Reserve”), including with respect to certain interest rates and the decision to begin tapering its quantitative easing policy, may adversely affect the value, volatility and

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liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

Government Intervention in Financial Markets Risk.

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives.

Congress has enacted sweeping financial legislation, the Dodd-Frank Act, regarding the operation of banks, private fund managers and other financial institutions, which includes provisions regarding the regulation of derivatives. Many provisions of the Dodd-Frank Act will be implemented through regulatory rulemakings and similar processes over a period of time. The impact of the Dodd-Frank Act, and of follow- on regulation, on trading strategies and operations is impossible to predict, and may be adverse. Practices and areas of operation subject to significant change based on the impact, direct or indirect, of the Dodd-Frank Act and follow-on regulation, may change in manners that are unforeseeable, with uncertain effects. By way of example and not limitation, direct and indirect changes from the Dodd-Frank Act and follow-on regulation may occur to a significant degree with regard to, among other areas, financial consumer protection, bank ownership of and involvement with private funds, proprietary trading, registration of investment advisers, and the trading and use of many derivative instruments, including swaps. OTC derivatives dealers have also become, or soon will become, subject to new business conduct standards, disclosure requirements, reporting and recordkeeping requirements, transparency requirements, position limits, limitations on conflicts of interest, initial and variation margin requirements and other regulatory burdens. These new margin and regulatory requirements will increase the overall costs for OTC derivatives dealers and may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Dealers can be expected to try to pass those increased costs along, at least partially, to market participants such as the Fund in the form of higher fees or less advantageous dealer marks. The overall impact of the Dodd-Frank Act on the Fund is highly uncertain and it is unclear how the over-the-counter derivatives markets will adapt to this new regulatory regime. In addition, Congress may address tax policy, which also could have uncertain direct and indirect impact on trading and operations, as well as, potentially, operations and structure of the Fund.

Moreover, the SEC is reportedly developing rules designed to address perceived systemic risks posed by the asset management industry. These rules reportedly may require asset managers, such as the Adviser, to give the SEC additional data about funds’ portfolio holdings, to conduct stress tests on their funds to determine how they would weather economic shocks such as a sudden change in interest rates and to develop “living wills” for their funds describing how their businesses can be sold in an orderly manner should they become insolvent or otherwise go out of business. Any such new rules could increase the Fund’s expenses and impact its returns to shareholders.

The continuing implementation of the Dodd-Frank Act could also adversely affect the Adviser and the Fund by increasing transaction and/or regulatory compliance costs. In addition, greater regulatory scrutiny and the implementation of enhanced and new regulatory requirements may increase the Adviser’s and the Fund’s exposure to potential liabilities, and in particular liabilities arising from violating any such enhanced and/or new regulatory requirements. Increased regulatory oversight could also impose administrative burdens on the Adviser and the Fund, including, without limitation, responding to investigations and implementing new policies and procedures. The ultimate impact of the Dodd-Frank Act, and any resulting regulation, is not yet certain and the Adviser and the Fund may be affected by the new legislation and regulation in ways that are currently unforeseeable.

In connection with an ongoing review by the SEC and its staff of the regulation of investment companies’ use of derivatives, the SEC on December 11, 2015 proposed rule governing the use of derivatives by investment companies. The SEC noted that it intends to consider the comments to help determine whether regulatory initiatives or guidance are needed to improve the current regulatory regime for investment companies and, if so, the nature of any such initiatives or guidance. While the nature of any such regulations is uncertain at this time, it is possible that such regulations could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund. The Adviser cannot predict the effects of these regulations on the Fund’s portfolio. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so.

Certain lawmakers support an increase in federal revenue as a component of a plan to address the federal budget deficit. Also, comprehensive federal tax reform is the subject of political attention.

In the aftermath of the recent financial crisis, there appears to be a renewed popular, political and judicial focus on finance related consumer protection. Financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict

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interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

Inflation Risk.

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Lending Portfolio Securities Risk.

To generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in the recovery or even loss of rights in the collateral should a borrower default or fail financially. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment grade collateral held by an independent agent.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. When engaged in securities lending, the Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest through investment of cash collateral by the Fund in permissible investments.

Warrants Risk.

If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Non-Diversified Status Risk.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act, which means the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

PORTFOLIO TURNOVER

The Fund may dispose of securities without regard to the length of time they have been held when such actions, for defensive reasons or otherwise, appear advisable to the Sub-Adviser. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. A high portfolio turnover rate bears certain tax consequences and results in greater transaction costs, which are borne directly by the Fund or indirectly by its common shareholders.

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MANAGEMENT OF THE FUND

Board of Trustees.

The Fund is governed by its Board of Trustees, which has overall responsibility for monitoring and overseeing the Fund’s investment program, its management and operations, and the Advisers on behalf of the Fund and its shareholders. The Board of Trustees has approved the Fund’s investment program as described in this prospectus.

At least a majority of the Trustees are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (referred to as the “Independent Trustees”). Each investor, by purchasing common shares in the Fund, will become a shareholder of the Fund and will be deemed to have voted for the election of each initial Trustee. Any vacancy on the Board of Trustees may be filled by a majority of the remaining Trustees, except to the extent the Investment Company Act requires the election of trustees by shareholders.

Trustees and Officers.

The tables below show, for each Trustee and executive officer of the Fund, his or her name, address and age, the position held with the Fund, the length of time served as Trustee or officer of the Fund, the Trustee’s or officer’s principal occupations during the last five years, the number of portfolios in the Adviser’s fund complex overseen by the Trustee or for which a person served as an officer, and other directorships or trusteeships held by such Trustee.

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Information Regarding Independent Trustees

Name, Address and Age[1]	Position with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships/Trusteeships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Mark W. Buckley-Jones, 36	Independent Trustee	Since 2016	Controller and Chief Compliance Officer, Numina Capital Management, LLC (January 2014-Present); Chief Financial Officer, VS Capital Partners, LP (August 2011-December 2013) and Berman Capital Management, LP (May 2007-July 2011).	4
John L. Jacobs, 57	Independent Trustee	Since 2016	Independent Consultant (January 2015-Present); Executive Vice President, Global Information Services, of The NASDAQ OMX Group (January 2010-January 2015).	4
Robinson C. Jacobs, 37	Independent Trustee	Since 2016	Analyst, Gagnon Securities (September 2012-Present); Vice President, CSL Capital (April 2011-May 2012); Consultant to various hedge fund groups.	4
Garrett K. Paolella, 30	Interested Trustee	Since 2016	Managing Partner, Recon Capital Partners, LLC (October 2011-Present); Executive Director, MKM Partners (research, sales and trading firm) (June 2008-January 2011).	4
Peter J. DeCaprio, 54	Interested Trustee	Since 2016	Member, Crow Point Partners, LLC (2006-Present).	1

Information Regarding Officers

Name, Address and Age	Position with the Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Troy M. Cates, 39	Secretary	Since 2016

James B. Craver, 72	Chief Compliance Officer	Since 2016	Attorney, James B. Craver & Associates Pc (law firm) (2009–Present).

1. The address for each Trustee and officer is 145 Mason Street, 2nd Floor, Greenwich, Connecticut 06830.

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Trustee Share Ownership

Name of Trustee***	Dollar Range of Equity Securities in the Fund**	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen in Family of Investment Companies**
Mark W. Buckley-Jones (Independent Trustee)	None	None
Robinson C. Jacobs (Independent Trustee)	None	None
Garrett K. Paolella	None	None
Peter J. DeCaprio	None	None

* Trustee considered to be an Interested Person within the meaning of the Investment Company Act of 1940, through his or her position or affiliation with the Adviser or Sub-Adviser.

** As of June 24, 2016, the Fund had not yet commenced operations.

*** The address for each Trustee and officer is 145 Mason Street, 2nd Floor, Greenwich, Connecticut 06830.

Compensation of Trustees

The following table shows information regarding the compensation expected to be received by Independent Trustees, and from all registered investment companies for which the Adviser serves as an investment adviser for the calendar year ending December 31, 2015. No compensation is paid by the Fund to Trustees that are interested persons of the Adviser (as determined under the Investment Company Act). In all cases, no pension or retirement benefits accrued as part of the Fund’s expenses.

Name of Independent Trustee	Total Compensation From Fund and Fund Complex Paid to Trustees
Mark W. Buckley-Jones*	$3000
John L. Jacobs*	$3000
Robinson C. Jacobs*	$3000

* Independent trustees initially will receive an annual fee of $3000 for serving as trustee of the Fund and a total annual fee of $6000 for serving as a trustee for all of the funds in the Fund Complex.

Board Committees

The Board has an Audit Committee consisting of the three Trustees who are Independent Trustees. Mark Buckley-Jones currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Mark Buckley-Jones is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board.

The Board also has a Nominating Committee consisting of the three Trustees who are Independent Trustees. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. In considering Trustee nominee candidates, the Nominating Committee takes into account a wide variety of factors, including the overall diversity of the Board’s composition. The Nominating Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play

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an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that (i) not all risks that may affect the Trust can be identified, (ii) it may not be practical or cost-effective to eliminate or mitigate certain risks, (iii) it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and (iv) the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust and the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund as of June 1, 2016.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Shareholder Communications to the Board

Shareholders may send communications to the Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust’s office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management’s discretion based on the matters contained therein.

Control Persons and Principal Holders

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.

As of the date of this SAI, the Fund could be deemed to be under the control of Diane DeCaprio, who had voting authority with respect to 100% of the value of the outstanding interests in the Fund on such date. The address for Ms. DeCaprio is 145 Mason Street, 2nd Floor, Greenwich, CT 06830. However, it is expected that once the Fund commences investment operations and its shares are sold to the public that control will be diluted until such time as the Fund is controlled by its unaffiliated shareholders. As of the date of this SAI, other than Ms. DeCaprio, no shareholders of record owned 5% or more of the outstanding shares of the Fund. As of the date of this SAI, the Trustees and officers owned no shares of the Fund.

The Adviser

The Adviser is Recon Capital Partners, LLC. The Adviser, a limited liability company organized under the laws of the State of Delaware, serves as the investment adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940. The Adviser also serves as an investment adviser to high net worth individuals and institutions through separately managed accounts.

The Adviser’s standard mailing address and the address of its principal office, including its office for service for process and for purposes of overnight mail, is 145 Mason Street, 2nd Floor, Greenwich, CT 06830.

The Sub-Adviser

The Sub-Adviser is Crow Point Partners, LLC. The Sub-Adviser, a limited liability company organized under the laws of the State of Delaware, serves as sub-adviser to the Fund and is registered as such with the SEC under the Investment Advisers Act of 1940. The Sub-Adviser currently provides investment advice to separately managed accounts at various wire houses and to institutions directly.

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The Sub- Adviser also serves as the sub-adviser of several registered investment funds and pooled trusts. The Sub-Adviser has a total of approximately $1.1 billion in assets under management, as of March 31, 2016.

The Sub-Adviser’s standard mailing address and the address of its principal office, including its office for service for process and for purposes of overnight mail, is 25 Recreation Park Dr., Suite 110, Hingham, MA 02043.

Advisory Agreement

The Adviser provides investment advisory services to the Fund, under the oversight of the Board of Trustees, pursuant to an investment advisory agreement, dated June 1, 2016 (the “Advisory Agreement”). The Advisory Agreement is effective for an initial two-year term and may be continued in effect if the continuance is approved annually by the Board of Trustees, including a majority of Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on approval. The Board expects to first consider the renewal of the Advisory Agreement in 2018. The Board of Trustees or the Fund’s shareholders may terminate the Advisory Agreement on 60 days’ prior notice to the Adviser. Under the terms of the Advisory Agreement, the Adviser, under the oversight of the Board of Trustees, implements a strategy for the Fund of writing (selling) covered call options on broad-based indices of securities and sectors of securities; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities. In consideration of the advisory services provided by the Adviser to the Fund, the Fund shall pay to the Adviser at the end of each calendar month an advisory fee at the annual rate of 1.20% of the Fund’s Average Daily Managed Assets (the “Advisory Fee”). The Advisory Fee is an expense paid out of the Fund’s assets. “Average Daily Managed Assets” with respect to a particular month means the average of the values of each daily calculation of the Managed Assets of the Fund that takes place as of any date during that month. “Total Assets” means all assets (including proceeds of leverage) before subtracting accrued liabilities. “Managed Assets” means the Total Assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

The Advisory Agreement provides that the Adviser is responsible, subject to the oversight of the Board of Trustees, for implementing the investment strategy of the Fund. The Advisory Agreement is terminable without penalty on 60 days’ prior written notice by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund, or by the Adviser upon 60 days’ prior written notice. The Advisory Agreement, dated May 11, 2016 and commencing on the date of the initial public sale of shares in the Fund for an initial two-year term, may be continued in effect if the continuance is approved annually by a majority of the Board of Trustees, including a majority of Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on approval. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as defined by the Investment Company Act and the rules under that Act.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Under a separate administration agreement, the Fund also pays the Adviser a fee of 0.10% of the Fund’s Average Daily Net Assets (“Administration Fee”) for providing certain administrative services.

Sub-Advisory Agreement

The Sub-Adviser provides investment advisory services to the Fund, under the oversight of the Adviser and the Board of Trustees, pursuant to a sub-advisory agreement, dated June 1, 2016 (the “Sub-Advisory Agreement”). The Sub-Advisory Agreement is effective for an initial two-year term and may be continued in effect if the continuance is approved annually by the Board of Trustees, including a majority of Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on approval. The Board expects to first consider the renewal of the Sub-Advisory Agreement in 2018. The Board of Trustees or the Fund’s shareholders may terminate the Sub-Advisory Agreement on 60 days’ prior notice to the Sub-Adviser. Under the terms of the Sub-Advisory Agreement, the Sub-Adviser, under the oversight of the Adviser and the Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; provides facilities and personnel, including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain

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regulatory compliance responsibilities. In consideration of the advisory services provided by the Sub-Adviser to the Fund, the Adviser shall pay to the Sub-Adviser a portion of the Advisory Fee that the Adviser receives from the Fund.

Portfolio Managers

The following Section discusses the accounts managed by the Fund’s portfolio managers, the structure and method of their compensation, and their ownership of the Fund’s securities.

Other Accounts Managed by Portfolio Managers. The following table reflects information regarding accounts for which the portfolio managers have day-to-day management responsibilities (other than the Fund). Accounts are grouped into three categories: (a) registered investment companies, (b) other pooled investment accounts, and (c) other accounts. Information is shown as of April 30, 2016. Asset amounts are in millions, are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
Tim O’Brien	3	$900.0	-	-	-	-
Amit Chandra	2	$22.0	1	$30.0	2	$12.0
Peter DeCaprio	3	$54.0	1	$30.0	3	$12.0
Andrew Tuttle	2	$22.0	1	$30.0	2	$12.0
Charles Chen	2	$22.0	1	$3.0	-	-
Ian Arvin	1	$6.0
Garrett Paolella	3	$128.0	-	-	9	$1.45
Kevin Kelly	3	$128.0	-	-	-	-
Jonathan Molchan	3	$128.0	-	-	-	-
Troy Cates	3	$128.0	-	-	-	-

The Sub-Adviser manages one account that pays Advisory fees based on account performance.

Compensation of the Portfolio Managers.

Adviser. The portfolio managers are compensated by the Adviser in the form of base salary that is determined by the advisory fee revenue generated by the firm’s assets under management. Thus, portfolio managers’ compensation is intended to be aligned with the interests of the firm’s clients, including the Fund and its investors. The portfolio managers may also earn a bonus each year based on the profitability of the Adviser. Some of the other accounts managed by the Adviser’s portfolio managers have investment strategies that are similar to the Fund’s investment strategies. However, the Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably. See “Conflicts of Interest.”

Sub-Adviser. Portfolio managers are compensated by the Sub-Adviser. Messers. DeCaprio, O’Brien, and Chandra are all principals of the Sub-Adviser and are compensated through shareholder distributions that are based primarily on the profits and losses of the Sub-Adviser. The shareholder distributions, which are based primarily on the Sub-Adviser’s net profit after taxes and expenses, are affected by the amount of assets the Sub-Adviser manages and the appreciation of those assets, particularly over the long-term, but are not determined with specific reference to any particular performance benchmark or time period. Some of the other accounts managed by the portfolio managers have investment strategies that are similar to the Fund’s investment strategies. However, the Sub-Adviser manages potential material conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures and with a policy to treat each client equitably. See “Conflicts of Interest.”

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Securities Ownership of Portfolio Managers. The Fund is a newly-organized closed-end management investment company. Accordingly, as of the date of this SAI, none of the portfolio managers beneficially owned any securities issued by the Fund.

CONFLICTS OF INTEREST

Conflicts of interest may arise because the Adviser and Sub-Adviser each generally will be carrying on substantial investment activities for other clients, including with respect to investment funds or accounts having similar investment strategies as the Fund, and in which the Fund will have no interest. The Adviser and Sub-Adviser may have financial incentives to favor certain of such accounts over the Fund. Any of its proprietary accounts and other customer accounts may compete with the Fund for specific trades. The Adviser and Sub-Adviser may buy or sell securities for the Fund that differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to the Fund’s. Situations may occur when the Fund could be disadvantaged because of the investment activities conducted by the Adviser and Sub-Adviser for its other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for the Fund and the other accounts, limiting the size of the Fund’s position, or the difficulty of liquidating an investment for the Fund and the other accounts where the market cannot absorb the sale of the combined position. Notwithstanding these potential conflicts of interest, the Fund’s Board of Trustees and officers have a fiduciary obligation to act in the Fund’s best interest.

To the extent that the Fund, the Adviser or Sub-Adviser sources and structures private investments in issuers, certain of their employees may become aware of actions planned by such issuers, such as acquisitions that may not be announced to the public. It is possible that the Fund could be precluded from investing in such an issuer’s securities if the Adviser or Sub-Adviser has material non-public information; however, it is the Adviser’s and Sub-Adviser’s intention to ensure that any material non-public information available to certain of the Adviser’s and Sub-Adviser’s employees not be shared with those employees responsible for the purchase and sale of publicly traded securities.

The Adviser and Sub-Adviser each manages several other investment funds and accounts. Some of those funds and accounts have investment objectives that are similar to or overlap with those of the Fund. Further, the Adviser or Sub-Adviser may at some time in the future manage other investment funds with the same investment objectives as the Fund’s. Investment decisions for the Fund are made independently from those of such other clients; however, from time to time, the same investment decision may be made for more than one fund or account.

When two or more clients advised by the Adviser or Sub-Adviser seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will generally be allocated among the clients on a pro rata basis by the Adviser or Sub-Adviser in accordance with the clients’ various investment objectives and procedures adopted by the Adviser and Sub-Adviser and approved by the Fund’s Board of Trustees. In some cases, this system may adversely affect the price or size of the position the Fund may obtain.

The Fund’s investment opportunities may be limited by investment opportunities in the kinds of securities in which it invests. To the extent a potential investment is appropriate for the Fund and one or more of the other investment funds or accounts managed by the Adviser or Sub-Adviser, the Adviser or Sub-Adviser as the case may be will allocate that investment to the Fund, other funds and accounts, or all of them, depending on its allocation procedures and applicable law related to combined or joint transactions. There may occur an attractive limited investment opportunity suitable for the Fund in which the Fund cannot invest under the particular allocation method being used for that investment.

Under the Investment Company Act of 1940, the Fund and other investment funds or accounts managed by the Adviser or Sub-Adviser may be precluded from co-investing in private placements of securities. Except as permitted by law or positions of the staff of the SEC, the Adviser or Sub-Adviser will not co-invest its other clients’ assets in private transactions in which the Fund invests. To the extent the Fund is precluded from co-investing, the Adviser or Sub-Adviser as the case may be will allocate private investment opportunities among its clients, including the Fund, based on allocation policies that take into account several suitability factors, including the size of the investment opportunity, the amount each client has available for investment and the client’s investment objectives. These allocation policies may result in the allocation of investment opportunities to a client other than the Fund.

The management fee payable to the Adviser is based on the value of the Fund’s Managed Assets. Some of the Fund’s assets may be illiquid securities acquired in private transactions or otherwise may be securities for which market quotations will not be readily available. Although the Fund will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of possible prices that may be established for each individual security. Senior management of the Adviser, as well as the Fund’s Board of Trustees, and the Administrator will participate in the valuation of the Fund’s securities of this type.

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PORTFOLIO TRANSACTIONS

The Sub-Adviser is responsible for, makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund, under the general supervision of the Board of Trustees. Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions, which vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Sub-Adviser normally deals directly with dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere or as described below. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter and principal transactions placed through broker-dealers include a spread between the bid and asked prices.

The Advisory Agreement between the Fund and the Sub-Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. When allocating transactions to broker-dealers, the Sub-Adviser is authorized to consider, in determining whether a particular broker-dealer will provide best execution, all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Sub-Adviser need not pay the lowest spread or commission available if it determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed either in terms of the particular transaction or the Sub-Adviser’s overall responsibilities as to the accounts as to which it exercises investment discretion. Research services may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities, and may also include comparisons of the performance of the Fund to the performance of various indices and investments for which reliable performance data is available and similar information prepared by recognized mutual fund statistical services. The Fund recognizes that no dollar value can be placed on such research services or on execution services, such research services may or may not be useful to the Fund or other accounts of the Sub-Adviser, and that such research received by such other accounts may or may not be useful to the Fund.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Sub-Adviser and does not reduce the management fee payable to the Sub-Adviser by the Fund. The Board of Trustees will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Sub-Adviser in servicing all of its accounts; not all of such services may be used by the Sub-Adviser in connection with the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or accounts.

Investment decisions for the Fund are made independently from those for other accounts advised or managed by the Sub-Adviser. Such other accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the transaction may be averaged as to price and available investments allocated as to amount, in a manner which the Sub-Adviser believes to be equitable to the Fund and such other accounts. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. The Sub-Adviser may aggregate, to the extent permitted by law, the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions.

The Board of Trustees will periodically review the Sub-Adviser’s performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

DESCRIPTION OF SHARES

Common Shares

Shares will be offered in a continuous offering thereafter at the Fund’s then current net asset value per Share.

Other Shares

The Board (subject to applicable law and the Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the holders of common shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the common shares.

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TAX ASPECTS

The following is a summary of certain aspects of the U.S. federal income taxation of the Fund and its common shareholders that should be considered by a prospective common shareholder. The Fund has not sought a ruling from the Internal Revenue Service (the “IRS”) or any other U.S. federal, state or local agency with respect to any tax matters affecting the Fund, nor has it obtained an opinion of counsel with respect to any of those matters.

The summary of the U.S. federal income tax treatment of the Fund and its common shareholders set out below is based upon the Code, judicial decisions, Treasury Regulations (proposed and final) (the “Regulations”) and administrative rulings in existence as of the date of this statement of additional information, all of which are subject to change, possibly with retroactive effect. The summary does not discuss the effect, if any, of various proposals to amend the Code that could change certain of the tax consequences of an investment in the Fund; nor does the summary discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the U.S. federal income tax laws, such as insurance companies, financial institutions, tax-exempt organizations, dealers in securities, shareholders who invest in the Fund through an IRA, or common shareholders subject to the alternative minimum tax. This summary assumes that common shareholders hold their shares of the Fund as capital assets (generally, for investment). This summary does not discuss any aspects of U.S. estate or gift tax or state, local or non-U.S. tax law. Each prospective common shareholder should consult with his, her or its own tax adviser in order to fully understand the U.S. federal, state, local and non-U.S. tax consequences of an investment in the Fund.

For purposes of this summary, a “U.S. shareholder” is a beneficial owner of common shares that is, for U.S. federal income tax purposes:

• A citizen or individual resident of the United States;

• A corporation or other entity treated as a corporation created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

• An estate the income of which is subject to U.S. federal income taxation regardless of its source; or

• A trust, if (1) a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons (within the meaning of Section 7701(a)(30) of the Code) have the authority to control all of its substantial decisions, or (2) a valid election to be treated as a U.S. person is in effect under the relevant Regulations with respect to such trust.

A beneficial owner of common shares that is not a U.S. shareholder or a partnership is referred to herein as a “non-U.S. shareholder.”

If an entity or arrangement that is classified as a partnership for U.S. federal income tax purposes holds common shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships considering an investment in the common shares and partners in such partnerships should consult their tax advisers regarding the U.S. federal income tax consequences of acquiring, owning and disposing of the common shares.

Taxation of the Fund

Qualification as a RIC. The Fund intends to qualify for the special tax treatment accorded to RICs under the Code. As long as the Fund so qualifies, the Fund (but not its common shareholders) will not be subject to U.S. federal income tax on the part of its net ordinary income and net realized capital gains that it timely distributes to common shareholders. If the Fund retains any such income or gains, it will be subject to tax at regular corporate rates on the amount retained. The Fund intends to distribute substantially all of such income and gains annually.

To qualify for the favorable tax treatment of a RIC, the Fund must, among other things, satisfy the source-of-income, asset diversification, and distribution requirements described below.

First, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, net income derived from an interest in a “qualified” publicly traded partnership, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (such as gains from options, futures or forward contracts) derived with respect to the business of investing in such stock, securities or currencies. A publicly traded partnership is “qualified” if it is treated as a partnership for U.S. federal income tax purposes and less than 90% of its gross income consists of income described in the previous sentence. To the extent the Fund invests in entities or arrangements that are treated as partnerships or grantor trusts for U.S. federal income tax purposes and are not qualified publicly traded partnerships, the income derived from such investments may be treated in whole or in part as nonqualifying income for purposes of the gross income test described in this

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paragraph, depending on the underlying source of income to such entities or arrangements. If the Fund were otherwise to fail to satisfy the gross income test for a taxable year, it would nevertheless be considered to satisfy such test if its failure to satisfy the gross income test were due to reasonable cause and not willful neglect and if it were to satisfy certain procedural requirements. The Fund would be subject to an excise tax if it were to rely on this rule in order to meet the gross income test.

Second, the Fund must satisfy an asset diversification test. Under that test, at the close of each quarter of the Fund’s taxable year:

•	at least 50% of the value of the Fund’s assets must generally consist of cash and cash items (including receivables), U.S. Government securities, securities of other RICs, and securities of other issuers if, as to each of those other issuers, the Fund has not invested more than 5% of the value of the Fund’s Total Assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer; and

•	no more than 25% of the value of the Fund’s Total Assets may be invested in each of the securities (other than U.S. Government securities and securities of other RICs) of (i) any one issuer, (ii) two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or (iii) qualified publicly traded partnerships. If the Fund were otherwise to fail to satisfy the asset diversification test, it would nevertheless be considered to satisfy such test if either (a) the failure to satisfy the asset test was de minimis and the Fund were to satisfy the asset test within a prescribed time period or (b) the Fund’s failure to satisfy the asset diversification test was due to reasonable cause and not willful neglect, the Fund were to satisfy the test within a prescribed time period and the Fund were to satisfy certain procedural requirements. The Fund’s failure to satisfy the asset diversification test would be considered de minimis if it were due to the Fund’s ownership of assets the total value of which did not exceed the lesser of $10 million and 1% of the total value of the Fund’s assets at the end of the fiscal quarter in which the test was being applied. The Fund would be subject to an excise tax if it were to rely on the rule described in (b) of this paragraph in order to meet the asset diversification test.

Third, the Fund must distribute at least 90% of its investment company taxable income (which includes, among other items, dividends and interest net of expenses and net short-term capital gains in excess of net long-term capital losses) for the taxable year. Distributions by the Fund made during the taxable year or, under specified circumstances, within a period up to twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of this requirement.

Failure to Qualify as a RIC. If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund would be taxed in the same manner as an ordinary corporation. In addition, in order to requalify for taxation as a RIC that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, incur substantial tax on such unrealized gains and make certain substantial distributions. The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

Excise Tax. The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gain net income, determined, in general, on an October 31 year end, plus certain undistributed amounts from the previous years. While the Fund intends to distribute its income and capital gain net income in the manner necessary to avoid imposition of the 4% excise tax, it is possible that some excise tax will be incurred and, although not currently anticipated, there are circumstances in which the Fund may not have the necessary information, or may, for other reasons, elect not to make the distributions necessary to avoid this tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

U.S. Shareholders

Distributions. Distributions paid by the Fund from its ordinary income or from its excess of net short-term capital gains over net long-term capital losses (together referred to as “ordinary income dividends”) are taxable to U.S. shareholders as ordinary income to the extent paid from the Fund’s current or accumulated earnings and profits. Distributions made from the Fund’s excess of net long-term capital gains over net short-term capital losses, or “net capital gain” (“capital gain dividends”), if properly reported by the Fund, are taxable to U.S. shareholders as long-term capital gains, regardless of the length of time the U.S. shareholder has owned common shares. Ordinary income and capital gain dividends are taxable to common shareholders even if they are reinvested in additional common shares of the Fund. Distributions in excess of the Fund’s current and accumulated earnings and profits (which represent a return of capital, meaning a return to shareholders of the money they originally invested in the Fund) will first reduce the adjusted tax basis of a common shareholder’s common shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such common shareholder. The Fund will provide its common shareholders with a written notice reporting the amount of dividends paid during the year that qualify as capital gain dividends, as qualified dividend income (discussed below), and as ordinary income dividends.

A portion of the Fund’s ordinary income dividends attributable to the dividends received from domestic corporations, and reported as such, may be eligible for the dividends received deduction allowed to corporations under the Code if certain requirements are met. In

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addition, ordinary income dividends that are properly reported by the Fund and are derived from qualified dividend income are taxed to individuals at the rates applicable to long-term capital gains. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the common shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. There can be no assurance as to what portion, if any, of the Fund’s distributions will be eligible for the dividends received deduction or will constitute qualified dividend income.

If the Fund pays a dividend in January that was declared in the previous October, November or December to common shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by its common shareholders on December 31 of the year in which the dividend was declared.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates (currently at a maximum of 35%) on the amount retained. In such case, it may report the retained amount as undistributed capital gains in a notice to its common shareholders, who will be treated as if each received a distribution of its pro rata common share of such gain, with the result that each common shareholder will (i) be required to report its pro rata common share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata common share of tax paid by the Fund on the gain and (iii) increase the tax basis for its common shares by an amount equal to the deemed distribution less the tax credit.

If an investor buys common shares just before the record date of a dividend declared by the Fund, the investor will receive that dividend. Such dividends, although in effect a return of capital, will be treated as ordinary income or capital gain dividends to the extent described above. Accordingly, the timing of the purchase of the common shares may result in a return of a portion of the investment as taxable income. Therefore, prior to purchasing common shares, an investor should carefully consider the impact of ordinary income or capital gains dividends that are expected to be or have been announced.

Sale or Other Disposition of Common Shares. Upon the sale or other disposition of common shares (including upon dissolution of the Fund), the common shareholder generally will realize a capital gain or loss in an amount equal to the difference between the amount realized and the common shareholder’s adjusted tax basis in the common shares sold. Such gain or loss will be long-term or short-term, depending upon the common shareholder’s holding period for the common shares. Generally, a common shareholder’s gain or loss will be a long-term gain or loss if the common shares have been held for more than one year. However, any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss generally to the extent of any capital gain dividends received (or undistributed capital gains deemed received) by the common shareholder. For non-corporate U.S. shareholders (including individuals), long-term capital gains may be subject to preferential rates of taxation. The deductibility of capital losses is subject to limitations under the Code. A loss realized on a sale or exchange of common shares will be disallowed if any common shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date on which the common shares are disposed of. In such case, the basis of the common shares acquired will be adjusted to reflect the disallowed loss.

Medicare Tax. Certain U.S. shareholders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a portion of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

Non-U.S. Shareholders

Distributions. Ordinary income dividends paid to non-U.S. shareholders generally will be subject to a 30% U.S. withholding tax (or possibly a lower rate provided by an applicable tax treaty) to the extent paid from the Fund’s current or accumulated earnings and profits unless the dividends are effectively connected with the non-U.S. shareholder’s U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder’s permanent establishment (as described below). However, for taxable years of a RIC beginning before January 1, 2014 (and, if extended as has happened in the past, for taxable years covered by such extension), certain “interest-related dividends” and “short-term capital gain dividends” paid by the Fund to a non-U.S. shareholder and reported by the Fund as such are eligible for an exemption from the 30% U.S. withholding tax. Interest-related dividends generally are dividends derived from certain interest income earned by the Fund that would not be subject to such tax if earned by a foreign common shareholder directly. Short-term capital gain dividends generally are dividends derived from the excess of the Fund’s net short-term capital gains over net long-term capital losses. Both “interest-related dividends” and “short-term capital gain dividends” must be reported as such by a written statement furnished to common shareholders. There can be no assurance as to whether this provision will be extended or, even if extended, what portion of the Fund’s distributions would qualify for favorable treatment as interest related dividends or short-term capital gain dividends. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of U.S. withholding tax.

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Sale or Other Disposition of Common shares. A non-U.S. shareholder will generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Fund that are reported as undistributed capital gains and any gains realized upon the sale or other disposition of common shares of the Fund (including upon dissolution of the Fund), except in the case of (i) an individual non-U.S. shareholder that is present in the United States for 183 days or more in the taxable year of such distribution, sale or other disposition and for which certain other conditions are met or (ii) a non-U.S. shareholder for which such gains are effectively connected with the non-U.S. shareholder’s U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder’s permanent establishment (as described below).

Effectively Connected Income. If income from the Fund is effectively connected with a non-U.S. shareholder’s U.S. trade or business and, if an income tax treaty applies, attributable to the non-U.S. shareholder’s U.S. permanent establishment, then ordinary income dividends, capital gain dividends, undistributed capital gains, and any gains realized from the sale or other disposition of common shares generally will be subject to U.S. federal income tax in substantially the same manner as if received by a U.S. shareholder. Corporate non-U.S. shareholders may also be subject to an additional branch profits tax.

FATCA. Under U.S. legislation enacted in 2010 and existing guidance thereunder, commonly known as the “Foreign Account Tax Compliance Act” or “FATCA,” a 30% withholding tax on dividends paid by the Fund, and, on or after January 1, 2017, on certain capital gains distributions and gross proceeds from the sale or other disposition of shares generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Fund will not pay any additional amounts in respect of amounts withheld under FATCA. Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.

Backup Withholding

Under certain provisions of the Code, some common shareholders may be subject to a withholding tax on ordinary income dividends, capital gain dividends and redemption payments (“backup withholding”). Generally, common shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund, who fail to establish an exemption from backup withholding or who, to the Fund’s knowledge, have furnished an incorrect number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules for payments made to a common shareholder may be refunded or credited against such common shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Tax Treatment of Investments

Hedging and Derivative Transactions. The transactions of the Fund are subject to special tax rules of the Code that may, among other things, (a) affect the character of gains and losses realized (for example, by converting lower taxed long-term capital gains or qualified dividend income into higher taxed short-term capital gains or ordinary income and converting an ordinary loss or deduction into capital loss (the deductibility of which is more limited)), (b) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (c) accelerate the recognition of income without a corresponding receipt of cash (with which to make the necessary distributions to satisfy distribution requirements applicable to RICs), (d) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (e) adversely alter the characterization of certain complex financial transactions, and (f) produce income that will not be “qualified” income for purposes of the 90% annual gross income requirement described above. Operation of these rules could, therefore, affect the character, amount and timing of distributions to common shareholders. Special tax rules also may require the Fund to mark to market certain types of positions in its portfolio (i.e., treat them as sold on the last day of the taxable year), and may result in the recognition of income without a corresponding receipt of cash. If the Fund engages in transactions affected by these provisions, it intends to monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records to mitigate, to the extent reasonably feasible, the effect of these tax rules and avoid any possible disqualification for the special treatment afforded RICs under the Code.

The Fund’s gains and losses on the sale, lapse, or termination of options that it holds will generally have the same character as gains and losses from the sale of the security to which the option relates. If options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. The Fund may also have short-term capital gains and losses associated with closing transactions with respect to options written by the Fund. If call options written by the Fund are exercised, the selling price of the security to which the option relates is increased by the amount of the premium received by the Fund, and the character of the capital gain or loss on the sale of such security as long-term or short-term depends on the security’s holding

29

period. Upon the exercise of a put held by the Fund, the premium initially paid for the put is offset against the amount received for the security sold pursuant to the put thereby decreasing any gain (or increasing any loss) realized on the sale. Generally, such gain or loss is capital gain or loss, the character of which as long-term or short-term depends on the holding period of the security. However, the purchase of a put option may be subject to the short sale rules or straddle rules for U.S. federal income tax purposes.

Generally, the hedging transactions undertaken by the Fund (including, for example, the ownership of stocks and the sale of options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may cause certain gains to be treated as short-term rather than long-term and may cause certain losses to be treated as long-term rather than short-term. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized and certain interest expenses may be required to be capitalized. In addition, distributions attributable to dividends, if any, on the stocks held as part of a straddle would not qualify for the lower rate generally applicable to qualified dividend income. The tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gains realized by the Fund which is taxed as ordinary income when distributed to shareholders. To the extent that the call options that the Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities will generally not be treated as a “straddle” subject to the straddle rules except in the case of certain positions which are closed by the Fund in part at a loss in one year where gain is subsequently recognized by the Fund in a later year. In general, a “qualified covered call option” is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with writing the option and that meets certain requirements, including that the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of Section 1092 of the Code), is not granted by an options dealer (within the meaning of Section 1256(g)(8) of the Code) in connection with the option dealer’s activity of dealing in options, and gain or loss with respect to such option is not ordinary income or loss. If the Fund owns stock and writes a qualified covered call option that is in-the-money (but not “deep-in-the-money”), certain losses may be treated as long-term rather than short-term and the holding period of the stock will not include any period during which the Fund is the grantor of the option thereby impacting the amount of income that can qualify for the lower rate applicable to qualified dividend income.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of such elections, the amount, character and/or timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gains, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

The Fund may invest in securities or derivative transactions the U.S. federal income tax treatment of which is uncertain. The timing or character of income received by the Fund may be affected to the extent that the U.S. federal income tax treatment of such securities or transactions differs from the treatment anticipated by the Fund. In such case, the Fund may be required to purchase or sell securities or otherwise change its portfolio in order maintain its qualification as a RIC.

Other Investments. The Fund may invest in zero coupon U.S. Treasury bonds and other debt securities that are issued at a discount or provide for deferred interest. Even though the Fund may receive no actual current interest payments on these securities, it will be deemed to receive income equal, generally, to a portion of the excess of the face value of the securities over their issue price (“original issue discount”) each year that the securities are held. Since the original issue discount income earned by the Fund in a taxable year may not be represented by cash income, it may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, the Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities, certain asset-backed securities, and contingent payment and inflation-indexed debt instruments also may increase or accelerate the Fund’s recognition of income, including the recognition of taxable income in excess of cash generated by such investments.

Section 1256 Contracts. The Code generally applies a “mark to market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. In general, subject to certain exceptions, a Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund’s obligations under such contract), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are

30

characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

Currency Transactions. To the extent that its investments are made in securities denominated in a non-U.S. currency, gain or loss realized by the Fund frequently will be affected by the fluctuation in the value of such non-U.S. currencies relative to the value of the dollar. Gains or losses with respect to the Fund’s investments in common stock of non-U.S. issuers will generally be taxed as capital gains or losses at the time of the disposition of the stock, subject to certain exceptions specified in the Code. Gains and losses of the Fund on the acquisition and disposition of non-U.S. currency will be treated as ordinary income or loss. In addition, gains or losses on disposition of debt securities denominated in a non-U.S. currency to the extent attributable to fluctuation in the value of the non-U.S. currency between the date of acquisition of the debt security and the date of disposition will treated as ordinary income or loss. Gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivable or accrues expenses or other liabilities denominated in a non-U.S. currency and the time the Fund collects the receivables or pays the liabilities may be treated as ordinary income or loss.

Royalty trusts. Depending on the U.S. tax classification of the royalty trusts in which the Fund invests, securities issued by certain royalty trusts (such as royalty trusts which are grantor trusts for U.S. federal income tax purposes) may not produce “qualified” income for purposes of determining the Fund’s compliance with the tax rules applicable to RICs. Additionally, the Fund may be deemed to directly own the assets of each royalty trust, and would need to look to such assets when determining the Fund’s compliance with the asset diversification rules applicable to regulated investment companies. The Fund will monitor its investments in royalty trusts with the objective of maintaining its continued qualification as a regulated investment company. Alternatively, if a non-U.S. royalty trust is a “passive foreign investment company,” or “PFIC” for U.S. federal income tax purposes, the Fund will be subject to the PFIC rules described below with respect to such investment.

Passive Foreign Investment Companies. Investments by the Fund in stock of certain foreign corporations which generate mostly passive income, or at least half the assets of which generate such income (referred to as “PFICs”), are subject to special tax rules designed to prevent deferral of U.S. federal income taxation of the Fund’s share of the PFIC’s earnings. The Fund may be subject to U. S. federal income tax and an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions from such a company and on gain from the disposition of the shares of such a company (collectively referred to as “excess distributions”), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Fund may be eligible to make an election to be treated as a qualified electing fund (a “QEF election”) with respect to certain PFICs in which it owns shares that will allow it to avoid the taxes on excess distributions. However, a QEF election may cause the Fund to recognize income in a particular year in excess of the distributions received from such PFICs. The Fund may not be able to make this election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy. Alternatively, the Fund could elect to “mark to market” at the end of each taxable year all shares that it holds in PFICs because it expects to publish its net asset value at least annually. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value, but only to the extent of previously recognized unreversed “mark-to-market” gains. By making the mark-to-market election, the Fund could avoid imposition of the interest charge with respect to excess distributions from PFICs, but, in any particular year, the Fund might be required to recognize income (which generally must be distributed to shareholders) in excess of the distributions it received from PFICs.

Foreign Taxes

Dividends, interest and other amounts received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain foreign countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s Total Assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign source income or foreign income taxes paid by the Fund as respectively earned and paid by the shareholders. For any year that the Fund makes such an election, each shareholder will be required to include in its income its allocable share of such foreign taxes paid by the Fund, and will be entitled, subject to certain limitations and conditions, to credit its share of such foreign taxes against its U.S. federal income tax due, if any, or to deduct it (as an itemized deduction, in the case of individual shareholders) from its U.S. federal gross income, if any. The foreign tax credit limitation rules do not apply to certain electing individuals who have limited creditable foreign taxes and no foreign source income other than qualified passive income. The rules governing the foreign tax credit are complex. Shareholders are urged to consult their tax advisers regarding the availability of the foreign tax credit under their particular circumstances.

THE FOREGOING IS A BRIEF SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX MATTERS THAT ARE PERTINENT TO PROSPECTIVE INVESTORS. THE SUMMARY IS NOT, AND IS NOT INTENDED TO BE, A COMPLETE ANALYSIS OF ALL PROVISIONS OF THE U.S. FEDERAL INCOME TAX LAW WHICH MAY HAVE AN EFFECT ON SUCH INVESTMENTS. THIS ANALYSIS IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR OWN RESPECTIVE TAX ADVISERS

31

WITH RESPECT TO THEIR OWN RESPECTIVE TAX SITUATIONS AND THE EFFECTS OF THIS INVESTMENT THEREON.

CODE OF ETHICS

Each of the Fund’s, the Adviser’s, the Sub-Adviser’s and the Distributor’s codes of ethics (the “Codes of Ethics”) have been adopted in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in the securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Codes of Ethics also may be available on the Edgar Database on the SEC’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board of Trustees of the Fund has delegated the voting of proxies for Fund securities to the Sub-Adviser pursuant to the Sub-Adviser’s proxy voting policies and procedures. Under these policies and procedures, the Sub-Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Sub-Adviser’s proxy voting policies and procedures is attached as Appendix A to this SAI.

After August 31, 2016, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended August 31, 2016 will be available without charge, upon request, by calling Crow Point Partners, LLC at 1-855-282-1100, and on the SEC’s website at http://www.sec.gov.

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on October 31. For tax purposes, the Fund has adopted the 12-month period ending October 31 of each year as its taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund has selected BBD, LLP, as the independent public accountants of the Fund. BBD, LLP’s principal business address is 1835 Market St, Philadelphia, PA 19103.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and the Shareholder of

Crow Point Global Dividend Plus Fund

We have audited the accompanying statements of assets and liabilities and operations of Crow Point Global Dividend Plus Fund (“the Fund”), as of June 6, 2016. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position and operations of the Crow Point Global Dividend Plus Fund as of June 6, 2016, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

June 14, 2016

33

CROW POINT GLOBAL DIVIDEND PLUS FUND

Financial Statements

June 6, 2016

CROW POINT GLOBAL DIVIDEND PLUS FUND

STATEMENT OF ASSETS AND LIABILITIES

June 6, 2016

ASSETS
Cash	$100,000
Deferred Offering Costs	22,618

Total Assets	122,618

LIABILITIES
Payable to Advisor for Offering Costs	22,618

Total Liabilities	22,618

NET ASSETS	$100,000

At June 6, 2016 the components of net assets were as follows:
Paid-in capital	$100,000

Shares of beneficial interest outstanding,
2,000,000 shares authorized without par value	10,000

Net asset value and offering price per share	$10.00

See notes to financial statements.

CROW POINT GLOBAL DIVIDEND PLUS FUND

STATEMENT OF OPERATIONS

June 6, 2016

INVESTMENT INCOME	$-

EXPENSES
Organizational expenses	28,666
Less: Reimbursement from Advisor	(28,666)

NET EXPENSES	-

NET INVESTMENT INCOME	$-

See notes to financial statements.

CROW POINT GLOBAL DIVIDEND PLUS FUND

NOTES TO FINANCIAL STATEMENTS

June 6, 2016

(1)	ORGANIZATION

The Crow Point Global Dividend Plus Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that will offer to make quarterly repurchases of shares at net asset value. The Fund’s Investment Advisor is Recon Capital Partners, LLC (the “Advisor”). The Fund’s Sub-Advisor is Crow Point Partners, LLC. (the “Sub-Advisor”).

The investment objective of the Fund is to provide a high level of income. As a secondary objective, the Fund seeks capital preservation.

The Fund was organized as a statutory trust on February 23, 2015 under the laws of the State of Delaware. The Fund had no operations from that date to June 6, 2016, other than those relating to organizational matters and the registration of its shares under applicable securities laws. Diane DeCaprio purchased the initial shares at $10.00 per share on June 6, 2016.

A 2% early repurchase fee payable to the Fund may be charged with respect to the repurchase of a shareholder’s shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the shares (on a “first in-first out” basis).

(2)	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The following is a summary of significant accounting policies used in preparing the financial statements.

Organizational and Offering Costs

All costs incurred by the Fund in connection with its organization have been advanced by the Advisor subject to recoupment as described in Note 3. Organizational costs were charged to expenses as incurred. Offering costs incurred by the Fund are treated as deferred charges until operations commence and thereafter will be amortized over a 12 month period using the straight line method.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions related to the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates.

CROW POINT GLOBAL DIVIDEND PLUS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

June 6, 2016

Federal Income Taxes

The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and, if so qualified, will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.

Indemnification

The Fund indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

(3)	INVESTMENT ADVISORY AND AFFILIATES

As compensation for its services, the Fund pays to the Advisor a monthly advisory fee at an annual rate of 1.20% of its average daily Gross Invested Assets.

The Advisor, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until February 28, 2018 to ensure that Net Annual Operating Expenses (including organizational and offering expenses, but excluding taxes, borrowing costs (such as interest and dividend expense on securities sold short), brokerage commissions, acquired fund fees and expenses and extraordinary expenses) will not exceed 2.95% of the Fund’s average daily net assets. The Agreement will allow the Advisor to recover amounts previously reimbursed for operating expenses to the Fund to the extent that the Fund’s expense ratio falls below the above indicated expense limitation.  The amount that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Advisor can only recover such amounts for a period of up to three years. As of June 6, 2016, the amount recoverable by the Advisor under the Agreement was $28,666.

The Sub-Advisor, pursuant to a sub-advisory agreement, has been engaged by the Advisor to provide a continuous investment program for the Fund’s portfolio; provide investment research and make and execute recommendations for the purchase and sale of securities; provide facilities and personnel including officers required for the operations of the Fund; facilitates the preparation of various regulatory filings; liaises with regulators or exchange personnel as appropriate; and fulfills certain regulatory compliance responsibilities. The Adviser shall pay to the Sub-Adviser a monthly fee equal to 50% of its Advisory fee for performing such services.

CROW POINT GLOBAL DIVIDEND PLUS FUND

NOTES TO FINANCIAL STATEMENTS (continued)

June 6, 2016

(4)	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

APPENDIX A:

PROXY VOTING POLICIES AND PROCEDURES OF THE FUND AND THE SUB-ADVISER

PROXY ADMINISTRATION

LIMITATIONS

Crow Point will generally vote on all proxies it receives. However, Crow Point may refrain from voting a proxy if the shares are no longer held by the client at the time of the meeting. Unsupervised securities, or securities held below the line, will also be excluded.

ANNUAL REVIEW OF PROXY POLICY

On an annual basis, Crow Point will amend or update, as necessary, to remain consistent and current with its proxy practices. Client interests, compliance, and regulatory requirements will be reviewed and addressed. Changes to the Proxy voting will be disclosed to the board of trustees during its annual 15(c) meeting.

DISCLOSURE

Crow Point discloses a summary of its proxy voting policy in its Form ADV Part 2.

PROXY VOTING GUIDELINES

When voting proxies, Crow Point looks at each company independently. It applies its own criteria as voting guidelines, and generally vote in accordance with issuer recommendations. However, Crow Point reviews each issue on the proxy ballet and vote on a case-by-case basis.

A-1

Part C:

Other Information

Item 25. Financial Statements And Exhibits.

(1) Financial Statements:

The Fund’s Statement of Assets and Liabilities, dated June 6, 2016, are included in Part A.

(2) Exhibits:

(2)(a) Declaration of Trust. Filed herewith.

(2)(b) By-laws. Filed herewith.

(2)(c) Not Applicable.

(2)(d) Portions of the Declaration of Trust and By-laws of the Fund defining the rights of holders of common shares of the Fund. See Items 25(2)(a) and (b) above.

(2)(e) Form of Dividend Reinvestment Plan. Filed herewith.

(2)(f) Not Applicable.

(2)(g)(1) Investment Advisory Agreement. Filed herewith.

2(g)(2) Subadvisory Agreement. Filed herewith.

(2)(h) Underwriting Agreement. Filed herewith.

(2)(i) Not Applicable.

(2)(j) Custodian Agreement. Filed herewith.

(2)(k)(1) Fund Services Agreement. Filed herewith.

(2)(k)(2) Administration Agreement. Filed herewith.

(2)(k)(3) Expense Limitation Agreement Filed herewith.

(2)(l) Opinion and Consent of Counsel. Filed herewith.

(2)(m) Not Applicable.

(2)(n) Consent of Auditors. Filed herewith.

(2)(o) Not Applicable.

(2)(p) Subscription Agreement for Initial Capital. To be filed by amendment.

(2)(q) Not Applicable.

(2)(r) Code of Ethics of the Trust, the Adviser and Sub-Adviser. Filed herewith.

Item 26. Marketing Arrangements.

Not applicable.

Item 27. Other Expenses of Issuance and Distribution.

Not applicable.

Item 28. Persons Controlled by or Under Common Control.

None.

Item 29. Number of Holders of Securities.

Record holder of shares: 1

Item 30. Indemnification.

Reference is made to Article IV, Section 3 of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”) and to Section 8 of the Registrant’s Underwriting Agreement, both of which are filed herewith. The Registrant hereby undertakes that it will comply the indemnification provisions of the Declaration of Trust and Distribution Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Adviser and Sub-Adviser.

Information as to the officers of Recon Capital Partners, LLC, the Registrant’s investment adviser (“Adviser”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-78693) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Information as to the directors and officers of the Crow Point Partners, LLC, the Registrant’s sub- adviser (“Sub-Adviser”), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Advisor in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-67184) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

Item 32. Location of Accounts and Records.

Certain required books and records are maintained by the Fund and the Adviser at 145 Mason Street, Greenwich, CT 06830 and the Sub-Adviser at 25 Recreation Park Drive, Suite 110, Hingham, MA 02043. The other accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act, and the rules promulgated thereunder, are kept by the Fund or its custodian, transfer agent or administrator.

Item 33. Management Services.

Not Applicable.

Item 34. Undertakings

1. Not applicable

2. Not applicable

3. Not applicable

4. The Registrant undertakes:

a. To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended (the “1933 Act”); (ii) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

b. That, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. That, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (ii) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Not applicable

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund has caused this Registration Statement to be signed on its behalf by the undersigned duly authorized person, in Greenwich, Connecticut on June 16, 2016.

Crow Point Global Dividend Plus Fund

By:	/s/ Garrett K. Paolella
	Name:	Garrett K. Paolella
	Title:	President of the Trust

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on June 16, 2016, by the following person in the capacity indicated below.

Signature	Title	Date
/s/ Garrett K. Paolella Garrett K. Paolella	Trustee and President	June 16, 2016
/s/ Peter J. DeCaprio Peter J. DeCaprio	Trustee and Treasurer	June 16, 2016
/s/ John L. Jacobs John L. Jacobs	Trustee	June 16, 2016
/s/ Robinson C. Jacobs Robinson C. Jacobs	Trustee	June 16, 2016
/s/ Mark Buckley-Jones Mark Buckley-Jones	Trustee	June 16, 2016

EXHIBIT INDEX

Description	Exhibit Number
Declaration of Trust	(2)(a)
By-laws	(2)(b)
Form of Dividend Reinvestment Plan	(2)(e)
Investment Advisory Agreement	(2)(g)(1)
Subadvisory Agreement	(2)(g)(2)
Underwriting Agreement	(2)(h)
Custodian Agreement	(2)(j)
Fund Services Agreement	(2)(k)(1)
Administration Agreement	(2)(k)(2)
Expense Limitation Agreement	(2)(k)(3)
Opinion and Consent of Counsel	(2)(l)
Consent of Auditors	(2)(n)
Code of Ethics of the Trust, the Adviser and Sub-Adviser	(2)(r)